UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Hercules Capital, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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2025 PROXY STATEMENT Notice of Annual Meeting June 18, 2025

Empowering Innovators

TO MY FELLOW STOCKHOLDER,
On behalf of the Board of Directors and the Hercules Capital team, thank you for your investment.
Following another record-breaking year in 2024, it is my pleasure to once again invite you to the Hercules Capital Annual Meeting of
Stockholders.
Hercules Capital achieved a significant milestone in 2024 as we celebrated 20 years of investment activity while our investment platform reached and surpassed the $20 billion mark in cumulative debt commitments since inception. This achievement underscores our commitment to serving the capital needs of the venture and growth-
stage ecosystems. Since our inception, our success has been made possible by the tremendous work and dedication of our talented employees and the trust that our investors have placed with us. We are grateful to continue to serve our stockholders by successfully supporting innovative technology and life sciences companies.
Serving our stockholders means protecting their investment. For the last two years, stockholders have granted us the ability to sell shares of common stock if the price per share is less than the net asset value per share, subject to certain conditions. While we have no current intention to conduct such sales, the Board of Directors and I continue to believe strongly that having this approval is protective to stockholders during times of market volatility. The current approval expires August 15, 2025.
We are asking you to once again renew this approval for an additional twelve month period by voting your shares in favor of Proposal 3 using one of the methods described on page 1 of this proxy statement before
June 18, 2025.

Hercules Capital achieved a
significant milestone in 2024 as
we celebrated 20 years of
investment activity while our
investment platform reached
and surpassed the $20 billion
mark in cumulative debt
commitments since inception.

Your investment and support is vital to our mission and success.
The Board of Directors and the entire Hercules team remain steadfast in our efforts to maximize total stockholder returns and expand our platform capabilities for the benefit of our clients. We will continue to be guided by our unwavering commitment to venture and growth-
stage companies and doing what we believe is in the best interests of our stockholders - just as we have done for more than 20 years.
Thank you for your continued commitment to Hercules Capital and the entrepreneurs and businesses we serve.

Sincerely,

Scott Bluestein Chief Executive Officer Chief Investment Officer

DELIVERED RECORD FINANCIAL PERFORMANCE FOR 2024

Our success is a testament to the strength of our team's capabilities, our disciplined credit selection, robust liquidity, and the scale and strength of our platform and brand recognition as the largest BDC venture lender.

GROWTH SUCCESS

$1.81B
▲ UP 13.0%
Record Total Gross Fundings

$457.0 M
▲ UP 90.2%
Net Debt Portfolio Growth

RETURN SUCCESS

17.0%
Return on Average Equity
Q4 2024

8.9%
Return on Average Assets
Q4 2024

FINANCIAL SUCCESS

$493.6M
▲ UP 7.1%
Record Total Investment Income

$325.8M
▲ UP 7.2%
Record Net Investment Income

SCALE SUCCESS

$3.83B
Record Total Assets

$3.71B
Record Total Investments at Cost

SHAREHOLDER SUCCESS

$1.92
Declared Cash Distributions per Share

As presented above, Return on Average Equity and Return on Average Assets are (i) sourced from Hercules Capital, Inc. and S&P Capital IQ as of December 31, 2024 and (ii) based on net investment income, excluding realized and unrealized gains/losses.

NOTICE OF 2025 ANNUAL MEETING
The details of the 2025 annual meeting of stockholders (the “Annual Meeting”) of Hercules Capital, Inc. are as follows:
Annual Meeting

Date and Time	Location	Record Date
Wednesday, June 18, 2025 9:00 a.m. Eastern Time	www.virtualshareholdermeeting.com/HTGC2025	Thursday, April 17, 2025
Voting Matters
At or before the Annual Meeting, we ask that you vote on the following items:

Proposal	Description	Board Recommendation	For more information, see page:

1	Election of three Directors	FOR	5

2	Advisory vote to approve the Company’s named executive officer compensation	FOR	42
3	Authorization of the Company to sell or issue Shares at a price below its then-current NAV per share, subject to the conditions set forth in Proposal 3	FOR	44
4	Ratification of the selection of the Independent Public Accountant for the fiscal year ending December 31, 2025	FOR	52

YOUR VOTE IS IMPORTANT – How to vote:

Internet: Visit www.proxyvote.com You will need the 16-digit control number included in the proxy card, voter instruction card or notice.	Phone Call 1-800-690-6903 or the number on your voter instruction form. You will need the control number included in your proxy card.

QR Code You can scan the QR Code on your proxy card to vote with your mobile phone.	Mail Send your completed and signed proxy card or voter instruction form to the address on your proxy card or voter instruction form.
You may also attend and participate in the Annual Meeting virtually by following the instructions on www.proxyvote.com.
Please have your 16-Digit Control Number (located on your proxy card) to join the meeting. We plan to begin mailing the
Proxy Statement to stockholders on or about April 24, 2025. The enclosed proxy statement (the “Proxy Statement”) is also available at www.proxyvote.com, where you can also find copies of the proxy card and the Company’s Annual Report on
Form 10-K (the “Annual Report”). Stockholders may request a copy of the Proxy Statement and the Annual Report by contacting our main office at (650) 289-3060.

By Order of the Board,

Kiersten Zaza Botelho Corporate Secretary

HELPFUL RESOURCES

Definition of Certain Terms or Abbreviations	Where You Can Find More Information
1940 Act means the Investment Company Act of 1940, as
amended
Annual Meeting means the 2025 annual meeting of
stockholders
Annual Report means the Company’s Annual Report on
Form 10-K
BDC means business development company
Board means the Company’s Board of Directors
CEO means chief executive officer
Committees means the Company’s Audit, Compensation and
Nominating and Governance (“Governance”) Committees
Company, we or us means Hercules Capital, Inc., its
wholly-owned subsidiaries and affiliated securitization trusts
Director means a member of the Company’s Board
Dodd-Frank Act means the Dodd-Frank Wall Street Reform
and Consumer Protection Act of 2010
Exchange Act means the Securities Exchange Act of 1934,
as amended
Independent Director means a Director who is not an
“interested person” of the Company, as defined by the 1940 Act and applicable NYSE rules
Independent Public Accountant means
PricewaterhouseCoopers LLP, or PwC
NAV means net asset value
NEO means named executive officer
NYSE means the New York Stock Exchange
Proxies refers to Scott Bluestein and Kiersten Zaza Botelho, the designated proxies for the Annual meeting
Proxy Statement means this proxy statement, which
provides important information about the Annual Meeting
RIC means regulated investment company under the Internal
Revenue Code of 1986, as amended
SEC means the Securities and Exchange Commission
Securities Act means the Securities Act of 1933, as
amended
Shares means shares of the Company’s common stock
Annual Meeting

Proxy Statement & Annual Report https://investor.htgc.com/company-information/annual-reports-proxy Voting Your Proxy Online before the 2025 Annual Meeting www.proxyvote.com

Board of Directors
https://investor.htgc.com/corporate-governance board-of-directors

Communications with the Board
Please see page 10 of this Proxy Statement for details.

Committee Charters
https://investor.htgc.com/corporate-governance/governance- documents • Audit Committee Charter • Compensation Committee Charter • Nominating and Corporate Governance Committee Charter

Other Governance Documents

https://investor.htgc.com/corporate-governance/governance-
documents
• Code of Business Conduct and Ethics
• Code of Ethics for Directors, Officers and All Employees
• Corporate Governance Guidelines
• ESG Policy
• Sarbanes-Oxley Whistleblower Procedures

Investor Relations
https://investor.htgc.com
i

Nonqualified Deferred Compensation in 2024	35
Potential Payments upon Termination or Change in Control	35
CEO Pay Ratio	37
Pay vs. Performance	38
Independent Director Compensation	40
Equity Compensation Plan Information	41

PROPOSAL 2: ADVISORY VOTE TO APPROVE THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION	42

PROPOSAL 3: AUTHORIZATION OF THE COMPANY TO SELL OR ISSUE SHARES OF ITS COMMON STOCK AT A PRICE BELOW ITS THEN- CURRENT NAV PER SHARE, SUBJECT TO THE CONDITIONS SET FORTH IN PROPOSAL 3	44
Overview and Conditions of Below-NAV Sales	44
Reasons to Conduct Below-NAV Sales	45
Key Stockholder Considerations	46
Dilutive Effect of Below-NAV Sales on Stockholders	47
Trading History of the Shares	48
Tables	48
PROPOSAL 4: RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025	52
Background	53
Key Stockholder Considerations	53
Principal Accountant Fees and Services	53
Pre-Approval Policy	54

AUDIT COMMITTEE REPORT	55

STOCKHOLDER PROPOSALS	56

QUESTION AND ANSWERS	57
ii

VOTING INFORMATION

Quorum Required to Hold the Annual Meeting
We cannot conduct any business at the Annual Meeting unless a quorum of stockholders is present – meaning generally that stockholders who collectively hold a majority of the outstanding Shares entitled to vote at the Annual Meeting have voted or authorized a proxy to vote. Abstentions and broker non-votes (see below) will be treated as Shares present for determining whether we have a quorum. If we do not have a quorum, the chairman of the Annual Meeting may adjourn the meeting to a later date to allow additional time for stockholders to vote.

Vote Required for Each Proposal to Pass
Proposal		Vote Required
1	Election of three Directors	Affirmative vote of a majority of the votes cast for and against a Director Nominee at the Annual Meeting in person or by proxy

2	Advisory vote to approve the Company’s named executive officer compensation	Affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy
3	Authorization of the Company to sell or issue Shares at a price below its then-current NAV per share, subject to the conditions set forth in Proposal 3
The affirmative vote of holders of at least a “majority of outstanding shares” (as defined in the 1940 Act) of (i) the Shares and (ii) the Shares held by persons that are not affiliated persons of the Company, is required to approve this proposal.
Under the 1940 Act, the vote of holders of a “majority of outstanding shares”
means the vote of the holders of the lesser of (a) 67% or more of the outstanding
Shares present or represented by proxy at the Annual Meeting if the holders of more than 50% of the Shares are present or represented by proxy or (b) more than 50% of the outstanding Shares

4	Ratification of the selection of the Independent Public Accountant for the fiscal year ending December 31, 2025	Affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy

Abstentions and Broker Non-Votes

An abstention represents action by a stockholder to refrain from voting “for” or “against” a proposal. Abstentions will have no effect on the outcomes of Proposals 1, 2, and 4 but will have the effect of a vote against Proposal 3. “Broker non-votes” represent votes that are not cast on a non-routine matter by a broker that is present (in person or by proxy) at the meeting because (i) the Shares entitled to cast the votes are held in “street name,” (ii) the broker lacks discretionary authority to vote the Shares and (iii) the broker has not received voting instructions from the beneficial owner. For the
Annual Meeting, each of Proposals 1 – 3 is a non-routine matter. This means that if you hold your Shares in “street name,” your broker, bank or nominee will not be able to vote your Shares with respect to  Proposals 1 – 3 unless you give your broker (or bank or other nominee) specific instructions on how to vote your Shares. Proposal 4 is a routine matter. As a result, if you beneficially own your Shares and you do not provide your broker, bank or nominee with voting instructions, then your broker, bank or nominee will be able to vote your Shares with respect to Proposal 4 on your behalf.

YOUR VOTE IS IMPORTANT – PLEASE VOTE TODAY

SUMMARY INFORMATION
This summary provides highlights about Hercules Capital, Inc. and information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider when deciding how to vote your Shares.

2025 Annual Meeting and How to Vote
You are receiving this Proxy Statement because you hold Shares of Hercules Capital, Inc. (the “Company”). Each year, we hold an annual meeting to solicit stockholder feedback and approval on certain items relating to our operations and governance, including the election of members of our Board. Our 2025 Annual Meeting will be held on June 18, 2025. We encourage you to vote on the following proposals, which are described in more detail elsewhere in this Proxy
Statement. You do not need to attend the Annual Meeting in order to vote your Shares – instead, you may easily cast your vote online, by phone or by mail, as described below.

Proposal	Description	Board Recommendation	For more information, see page:

1	Election of three Directors	FOR	5

2	Advisory vote to approve the Company’s named executive officer compensation	FOR	42

3	Authorization of the Company to sell or issue Shares at a price below its then- current NAV per share, subject to the conditions set forth in Proposal 3	FOR	44

4	Ratification of the selection of the Independent Public Accountant for the fiscal year ending December 31, 2025	FOR	52

How to Vote

Internet: Visit www.proxyvote.com You will need the 16-digit control number included in the proxy card, voter instruction card or notice.	Phone Call 1-800-690-6903 or the number on your voter instruction form. You will need the control number included in your proxy card.

QR Code You can scan the QR Code on your proxy card to vote with your mobile phone.	Mail Send your completed and signed proxy card or voter instruction form to the address on your proxy card or voter instruction form.
You may also attend and participate in the Annual Meeting virtually by following the instructions on www.proxyvote.com.
Please have your 16-Digit Control Number (located on your proxy card) to join the meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will appear on the log in website page fifteen minutes prior to the meeting start time.

Frequently Asked Questions and Contact Information
We have provided responses to the following asked questions at the back of this Proxy Statement, on page 57.

• Why did I receive this Proxy Statement? • How do I vote? • What happens if I do nothing (aka choose not to vote)? • May I change my vote or revoke my proxy? • What is householding?
•   What is the vote required for each proposal?
•   What are abstentions and “broker non-votes”?
•   Who is paying for the costs of soliciting these proxies?
•   Do stockholders have dissenters’ or appraisal rights?
•   How do I find out the results of the voting at the Annual
Meeting?

If you have any further questions about how to cast your vote, the Annual Meeting or about this Proxy Statement generally, please contact Michael Hara, Managing Director of Investor Relations and Corporate Communications, at (650) 433-5578 or
mhara@htgc.com or Kiersten Zaza Botelho, Corporate Secretary, at (617) 314-9973 or kbotelho@htgc.com.

About Hercules, Our Governance and Our Performance
We are a specialty finance company focused on providing senior secured loans to high-growth, innovative venture capital-
backed and institutional-backed companies in a variety of technology and life sciences industries. As the largest and leading venture lending platform in the industry, we are committed to delivering strong, sustainable long-term stockholder returns.

Corporate Governance Highlights

Board Practices	Stockholder Matters

•7 out of 8 Directors are Independent Directors
•Demonstrated commitment to Board refreshment (since 2021,
assuming election of current Director Nominees, 4 new
Directors have joined and 4 have rolled off the Board)
•Demonstrated commitment to periodic committee refreshment
and committee chair succession (since 2019, new chairs have
been appointed on all three Committees)
•Robust Director nominee selection process
•Regular Board, Committee and Director evaluations
•Lead Independent Director elected by the Independent
Directors, with robust duties and oversight responsibilities
•Independent Audit, Compensation and Governance
Committees
•Regular executive sessions of Independent Directors
•Strategy and risk oversight by full Board and Committees
•Regular review and assessment of Committee responsibilities

•Long-standing, active stockholder engagement
•Annual “say-on-pay” advisory vote (90.3% stockholder
approval (based on number of votes cast) in 2024)
•Majority voting with resignation policy for Directors in
uncontested elections

Other Best Practices

•Stock ownership guidelines for executive officers and
Directors
•Annual Board review of CEO and senior management
succession planning
• Anti-hedging and anti-pledging policies
• Clawback policy for incentive awards
• No tax gross-up payments

2024 Performance
We are incredibly proud of our 2024 performance and the returns we delivered to our stockholders. For information regarding our performance as compared to that of our Peer Group during 2024, please see the discussion beginning on page 24 of this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
The following table sets forth, as of April 17, 2025, the beneficial ownership of each current Director, Director Nominee, our executive officers, each person known to us to beneficially own more than 5% of the outstanding Shares, and our executive officers and Directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days.
Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 17, 2025 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such Shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.
Percentage of ownership is based on 175,420,455 Shares outstanding as of April 17, 2025. Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the Shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and Directors is c/o Hercules Capital, Inc., 1 North B Street, Suite 2000, San
Mateo, California 94401.

Name Address of Beneficial Owner	Type of Ownership	Number of Shares Owned Beneficially(1)	Percentage of Class
Interested Director
Scott Bluestein(2)	Record/Beneficial	2,292,204	1.3%
Independent Directors
Robert P. Badavas(3)	Record/Beneficial	111,686	*
DeAnne Aguirre(4)	Record/Beneficial	13,875	*
Gayle Crowell(5)	Record/Beneficial	62,069	*
Thomas J. Fallon(6)	Record/Beneficial	99,697	*
Wade Loo(7)	Record/Beneficial	26,560	*
Pam Randhawa(8)	Record/Beneficial	16,225	*
Nikos Theodosopoulos(9)	Record/Beneficial	5,962	*
Other Executive Officers
Seth H. Meyer(10)	Record/Beneficial	384,630	*
Christian Follmann(11)	Record/Beneficial	121,301	*
Kiersten Zaza Botelho(12)	Record/Beneficial	67,563	*
Executive Officers and Directors as a group (11 persons)(13)			1.8%
Beneficial Owners of More than 5%
Kingdom Holding Company(14)		9,411,490	5.4%
*Less than 1%.
(1)Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.
(2)Includes 479,291 restricted Shares.
(3)Includes 2,823 restricted Shares. 108,863 Shares are held of record by the Robert P. Badavas Trust of 2007 and Mr. Badavas
disclaims any beneficial ownership interest of such Shares except to the extent of his pecuniary interest therein.
(4)Includes 1,693 restricted Shares. 12,182 Shares are held of record by the Aguirre Family 2004 Trust and Ms. Aguirre disclaims any beneficial ownership interest in such Shares except to the extent of her pecuniary interest therein.
(5)Includes 6,789 restricted Shares.
(6)Includes 6,789 restricted Shares. 92,908 Shares are held of record by the Fallon Family Revocable Trust and Mr. Fallon disclaims any beneficial ownership interest of such Shares except to the extent of his pecuniary interest therein.
(7)Includes 1,505 restricted Shares. 25,055 Shares are held of record by the Loo Revocable Trust and Mr. Loo disclaims any beneficial ownership interest of such Shares except to the extent of his pecuniary interest therein.
(8)Includes 2,823 restricted Shares.
(9)Includes 3,030 restricted Shares.
(10)Includes 165,810 restricted Shares
(11)Includes 59,503 restricted Shares and 350 Shares held by Mr. Follmann’s spouse in her name. Mr. Follmann disclaims any beneficial ownership interest of such Shares held by his spouse except to the extent of his pecuniary interest therein.
(12)Includes 48,171 restricted Shares.
(13)Includes 854,200 restricted Shares.
(14)Based on information provided in a Schedule 13G filed on May 8, 2023, Kingdom Holding Company reported sole voting and dispositive power with respect to Shares. The Schedule 13G does not include any information regarding Shares acquired or sold since the date of such Schedule 13G. The business address of Kingdom Holding Company is 66 Floor, Kingdom Centre, P.O. Box 1,
Riyadh 11321, Kingdom of Saudi Arabia.
The following table sets forth as of April 17, 2025, the dollar range of our securities beneficially owned by our Directors and named executive officers.

Name and Address of Beneficial Owner	Dollar Range of Equity Securities Beneficially Owned
Interested Director
Scott Bluestein	Over $100,000
Independent Directors
Robert P. Badavas	Over $100,000
DeAnne Aguirre	Over $100,000
Gayle Crowell	Over $100,000
Thomas J. Fallon	Over $100,000
Wade Loo	Over $100,000
Pam Randhawa	Over $100,000
Nikos Theodosopoulos	Over $100,000
Other Executive Officers
Seth H. Meyer	Over $100,000
Christian Follmann	Over $100,000
Kiersten Zaza Botelho	Over $100,000

PROPOSAL 1
ELECTION OF THREE DIRECTORS
This Proposal 1 requests that stockholders elect Scott Bluestein, Wade Loo and DeAnne Aguirre, each a Class III Director, to the Board to serve until the third annual meeting of stockholders following his or her election and until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal from the Board. You should carefully read this Proposal 1 in its entirety before voting.
The Board recommends that you vote FOR each of the Director Nominees.
Key Sections
For information regarding the compensation of Independent Directors, please see the Compensation Discussion and
Analysis beginning on page 22 of this Proxy Statement.

Summary of the Board and 2025 Director Nomination Process
As of the date of this Proxy Statement, the Board consists
of eight Directors, seven of whom are Independent
Directors. The Board is composed of three classes (Class I,
Class II and Class III), with members of each serving until
the third annual meeting of stockholders following his or her election and until his or her successor is duly elected and
qualifies, or until his or her earlier death, resignation or removal from the Board.
Scott Bluestein, Wade Loo and DeAnne Aguirre are the
Class III Directors whose terms will expire at the Annual
Meeting. The Governance Committee and the Board have
each approved Messrs. Bluestein and Loo and Ms.
Aguirre's nomination to stand for election at the Annual
Meeting.
If elected, they will serve for a three-year term expiring at the 2028 annual meeting of stockholders and until each of
their successors is duly elected and qualifies, or until their earlier death, resignation or removal from the Board.
None of the Director Nominees is being nominated as a
Director for election pursuant to any agreement or
understanding between such Director Nominee and the
Company. Each of the Director Nominees has indicated his
or her willingness to continue to serve if elected and the
Board has no reason to believe that the Director Nominees
will be unable or unwilling to serve. Each Director Nominee
has also consented to be named as a Director Nominee in
this Proxy Statement. Mr. Loo and Ms. Aguirre are both
Independent Directors.

Key Stockholder Considerations
Stockholders should review this Proposal 1 in its entirety, as well as the biographies of the Directors and Director
Nominees, when determining how to vote on this Proposal
1.
Board Approval and Recommendation; Proxies
The Board believes that it is in your best interest for each of the Director Nominees to be elected to the Board. The
Board recommends that stockholders vote FOR each of the
Director Nominees pursuant to Proposal 1.
In the absence of instructions to the contrary, it is the
intention of the Proxies to vote such proxy FOR the
election of each Director Nominee. If any Director
Nominee should decline or be unable to serve as a
Director, it is intended that the proxy will be voted for
the election of the person nominated by the Board as a
replacement.
Required Stockholder Vote
A Director Nominee will be elected pursuant to this
Proposal 1 if he or she receives the affirmative vote of
a majority of the total votes cast for and against such
Director Nominee at the Annual Meeting. Abstentions and
broker non-votes will not count as votes cast and will have
no effect on the outcome of this Proposal 1. Stockholders
may not cumulate their votes. Even if a Director Nominee is
not elected, he or she will remain in office as a Director until the earlier of the acceptance by the Board of his or her
resignation or his or her removal. If a Director Nominee is
not elected pursuant to this Proposal 1, the Director is
required to offer to resign from the Board. In that event, the
Governance Committee will consider such offer to resign
and make a recommendation to the Board, who will then
vote whether to accept the Director’s resignation in
accordance with the procedures listed in the Company’s
Corporate Governance Guidelines. Each Share may be
voted for as many individuals as there are Director
Nominees and for whose election the Share is entitled to be
voted.

Board Structure and Composition
As of the date of this Proxy Statement, our Board is
comprised of seven Independent Directors, including an
Independent Lead Director and Chairman of the Board, and
one Interested Director (our CEO).
The Board and the Committees remain in close contact with
Company management and receive reports on various
aspects of management and enterprise risk directly from
our senior management and independent public
accountant. The Board believes this provides an efficient
and effective leadership model for the Company.
The Board recognizes that no single leadership model is
right for all companies at all times and that, depending on
the circumstances, other leadership models might be
appropriate at different times. Accordingly, the Board
periodically reviews its leadership structure and considers
changes to it.

Board Committees
Our Board has established an Audit Committee, a
Compensation Committee, and a Governance Committee.
Each Committee member is an Independent Director and
satisfies the independence requirements of the applicable
rules of the NYSE. Each of the members of the Audit
Committee is an “audit committee financial expert” as
defined by applicable SEC rules.
A description of key oversight responsibilities and the
composition of each Committee is included in this Proxy
Statement beginning on page 11. The charter of each
Committee is available on the Investor Relations page of
our website at:
https://investor.htgc.com/corporate-governance/
governance-documents.

Director Qualifications
The Board recognizes that it is important to assemble a
body of Directors that, taken together, has the skills,
qualifications, experience and attributes appropriate for
functioning as a Board, and working with management,
effectively. The Governance Committee is responsible for
maintaining a well-rounded and diverse Board that has the
requisite range of skills and qualifications to oversee the
Company effectively. Our Board believes in the value of
diverse viewpoints and seeks to ensure that its composition
reflects a mix of members representing various skills,
professional experience, backgrounds and perspectives.
The Board must also comprise individuals with experience
or skills sufficient to meet the requirements of the various rules and regulations of the NYSE and the SEC, such as
the requirements to have a majority of Independent
Directors and an “audit committee financial expert.” In light of our business, the primary areas of experience and
qualifications sought by the Governance Committee in
Directors and Director Nominees include, but are not limited to, the following:
•Client Industries—Experience with venture capital-
backed companies in general, and our specific portfolio
company industries – technology and life sciences.
•Banking/Financial Services—Experience with
commercial or investment banking, mutual fund, or
other financial services industries, including regulatory
experience and specific knowledge of the 1940 Act, the
Securities Act and the Exchange Act.
•Leadership/Strategy—Experience as a CEO, COO,
President, CFO, or significant division manager
responsible for leading a large team and establishing
and executing successful business strategies.
•Finance, IT and Other Business Operations—
Experience related to finance, accounting, IT, treasury,
human resources, or other key business processes.
•Enterprise Risk Management—Experience with
enterprise risk management processes and functions.
•Governance—Experience with corporate governance
issues, particularly in publicly-traded companies.
•Strategic Planning—Experience with senior executive-
level strategic planning for publicly-traded companies,
private companies, and non-profit entities.
•Mergers and Acquisitions—Experience with public and
private mergers and acquisitions, both in identifying
and evaluating potential targets, as well as post-
acquisition integration.
The key areas of experience that qualify each Director and
Director Nominee to serve on the Board are highlighted in
each of their respective biographies beginning on page 12
of this Proxy Statement.
Any stockholder may nominate one or more persons for
election as one of our directors at an annual meeting of
stockholders if the stockholder complies with the notice,
information and consent provisions contained in our Bylaws
and any other applicable law, rule or regulation regarding
director nominations. When submitting a nomination to our
Company for consideration, a stockholder must provide
certain information that would be required under applicable
SEC rules, including the following minimum information for
each director nominee: full name, age and address; number
of any Shares beneficially owned by the nominee, if any;
the date such Shares were acquired and the investment
intent of such acquisition; whether such stockholder
believes the nominee is an “interested person” of our
Company, as defined in 1940 Act; and all other information
required to be disclosed in solicitations of proxies for
election of directors in an election contest or is otherwise required, including the nominee’s written consent to being
named in the proxy statement as a nominee and to serving
as a director if elected. See “Stockholder Proposals” in this proxy statement and the relevant provisions of our Bylaws
for other requirements of stockholder proposals.

Corporate Governance Practices
Our business, property and affairs are managed under the
direction of our Board. Members of our Board are kept
informed of our business through discussions with senior
management and certain other employees, and by
reviewing materials provided to them and participating in
meetings of our Board and its Committees.
Each Director makes a diligent effort to attend all Board and
Committee meetings, as well as our annual meeting of
stockholders. All Directors attended at least 75% of the
aggregate number of meetings of the Board and of the
respective Committees on which they served during 2024.
Each of our then-serving Directors attended our 2024
annual meeting of stockholders. During 2024, the Board
held four regular meetings to address regular, quarterly
business matters, three special meetings to address
business matters that arose between quarters, and
reviewed and approved by written consent such other intra-
quarter matters.
Because our Board is committed to strong and effective
corporate governance, it regularly monitors our corporate
governance policies and practices to ensure we meet or
exceed the requirements of applicable laws, regulations
and rules, and the NYSE’s listing standards. The Board has
adopted a number of policies to support our values and
good corporate governance, including our Committee
charters, Insider  Trading Policy, Code of Ethics, Code of
Business Conduct and Ethics, and Related Person
Transaction Approval Policy. The Insider Trading Policy,
among other things, governs the purchase, sale and/or
other dispositions of our securities by Directors and
executive officers and we believe has been reasonably
designed to promote compliance with insider trading laws,
rules and regulations, and any listing standards applicable
to us. The Board has adopted our Corporate Governance
Guidelines, which provide a framework for the operation of
the Board and address key governance practices. Our
Board continuously reviews and, as appropriate, updates
our Corporate Governance Guidelines, practices and
framework. Examples of our corporate governance
practices include:

Board Practices	Stockholder Matters

•7 out of 8 Directors are Independent Directors
•Demonstrated commitment to Board refreshment (since
2021, assuming election of current Director Nominees, 4
new Directors have joined and 4 have rolled off the Board)
•Demonstrated commitment to periodic committee
refreshment and committee chair succession (since 2019,
new chairs have been appointed on all three committees)
•Robust Director nominee selection process
•Regular Board, Committee and Director evaluations
•Lead Independent Director elected by the Independent
Directors, with robust duties and oversight responsibilities
•Independent Audit, Compensation and Governance
Committees
•Regular executive sessions of Independent Directors
•Strategy and risk oversight by full Board and Committees
•Regular review and assessment of Committee
responsibilities

• Long-standing, active stockholder engagement
•Annual “say-on-pay” advisory vote 90.3% stockholder
approval (based on number of votes cast) in 2024)
•Majority voting with resignation policy for Directors in
uncontested elections

Other Best Practices

•Stock ownership guidelines for executive officers and
Directors
•Annual Board review of CEO and senior management
succession planning
• Anti-hedging and anti-pledging policies
• Clawback policy for incentive awards
• No tax gross-up payments

Director Independence; Conflicts
The NYSE’s listing standards and Section 2(a)(19) of the
1940 Act require that a majority of our Board and every
member of our Audit, Compensation, and Governance
Committees be “independent.” Under the NYSE’s listing
standards and our Corporate Governance Guidelines, no
director will be considered to be independent unless and
until our Board affirmatively determines that such director
has no direct or indirect material relationship with our
company or our management. Our Board reviews the
independence of its members annually. In determining that
Mss. Aguirre, Crowell and Randhawa and Messrs.
Badavas, Fallon, Loo and Theodosopoulos are
independent, our Board, through the Governance
Committee, considered the financial services, commercial,
family and other relationships between each Director and
his or her immediate family members or affiliated entities,
on the one hand, and the Company, on the other hand.
Certain Relationships and Related Transactions. We have
established a written policy to govern the review, approval
and monitoring of transactions involving the Company and
certain persons related to the Company. As a BDC, the
1940 Act restricts us from participating in transactions with any persons affiliated with the Company, including our
officers, Directors, and employees and any person directly
or indirectly controlling, controlled by or under common
control with us.
In order to ensure that we do not engage in any prohibited
transactions with any persons affiliated with the Company,
our officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, the Company, companies controlled by us and
our employees and Directors. We will not enter into any
agreements unless and until we are satisfied that no
affiliations prohibited by the 1940 Act exist or, if such

affiliations exist, we have taken appropriate actions to seek
Board review and approval or exemptive relief from the
SEC for such transaction.
Code of Business Conduct and Ethics. Our Code of
Business Conduct and Ethics requires that our Directors
and executive officers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of the Company. Pursuant to our Code of
Business Conduct and Ethics, each Director and executive
officer must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Audit
Committee. Certain actions or relationships that might give
rise to a conflict of interest are reviewed and approved by
our Board.
Compensation Committee Interlocks and Insider
Participation. All members of our Compensation Committee
are Independent Directors and none of the members are
present or past officers or employees of the Company. No
member of our Compensation Committee has had any
relationship with the Company requiring disclosure under
Item 404 of Regulation S-K under the Exchange Act. In
addition, no Compensation Committee interlocking
relationships, as set forth under Item 407(e) of Regulation
S-K, existed during 2024 between any member of the
Board, the Compensation Committee or our executive
officers.
Anti-Hedging and Anti-Pledging Policy. Our Corporate
Governance Guidelines prohibit Directors, executive
officers and employees from holding their Shares in a
margin account or otherwise pledging such Shares as
collateral for a loan. Directors, officers and employees are also prohibited from engaging in hedging or monetization
transactions in respect of their Shares, including through
the use of financial instruments such as prepaid variable
forward, equity swaps, collars and exchange funds.

Board Oversight of Risk
While day-to-day risk management is primarily the
responsibility of our management team, our Board, as a
whole and through its Committees, is responsible for
oversight of the risk management processes.
Our Audit Committee has oversight responsibility not only
for financial reporting with respect to our major financial
exposures and the steps management has taken to monitor
and control such exposures, but also for the effectiveness
of management’s enterprise risk management process that
monitors and manages key business risks facing the
Company. In addition to our Audit Committee, the other
Committees of our Board consider the risks within their
areas of responsibility.
For example, the Compensation Committee considers the
risks that may be posed by our executive compensation
program and the Governance Committee oversees risks
that may be posed by our policies and procedures related
to director nomination, evaluation and succession planning.
For more information about the risks overseen by the
Committees, see “Committee Composition, Responsibilities
and Meetings.”
Management provides regular updates throughout the year
to our Board regarding the management of the risks they
oversee at each regular meeting of our Board. Also, our
Board receives presentations throughout the year from
various department and business group heads that include
discussion of significant risks as necessary. Additionally, our full Board reviews our short and long-term strategies,
including consideration of significant risks facing our
business and their potential impact.

Corporate Responsibility
We believe that environmental, social and governance
factors are an important driver of long-term stockholder
returns from both an opportunity and risk-mitigation
perspective. Our investment strategy is centered around
financing to high-growth and innovative venture capital-
backed and institutional-backed companies in both
technology and life sciences. Certain of these companies
are on the cutting edge of developing new and innovative
technologies or are advancing novel drug candidates that
have the possibility of providing significant benefits to
patients in a variety of areas, including those with unmet
needs. We believe the consideration of factors related to
sustainable and responsible investments
providesmeaningful value to our employees, portfolio
companies, stockholders and community.
Our mission is to provide our stockholders with an
investment strategy that delivers attractive risk-adjusted
returns. We employ a disciplined investment process that
seeks to both uncover opportunities and evaluate potential
risks while striving for the best possible return. Consistent with these objectives, we take a comprehensive approach
to integrating relevant environmental, social and
governance criteria into our investment process that
involves reviewing and considering these matters, as
appropriate, in the due diligence and investment decision
processes.

Additional Information

Communication with the Board
We believe that communications between our Board, our
stockholders and other interested persons are an important
part of our corporate governance process. Stockholders
with questions about the Company are encouraged to
contact Michael Hara, Managing Director of Investor
Relations and Corporate Communications, at (650)
433-5578. However, if stockholders believe that their
questions have not been addressed, they may
communicate with our Board by sending their
communications to Hercules Capital, Inc., c/o Kiersten Zaza
Botelho, Corporate Secretary, 1 North B Street, Suite 2000,
San Mateo, California 94401. All stockholder
communications received in this manner will be delivered to
one or more members of our Board.
Mr. Badavas currently serves as Lead Independent Director
and Chairman of the Board, and presides over executive
sessions of the Independent Directors. Parties may
communicate directly with Mr. Badavas by sending their
communications to Hercules Capital, Inc., c/o Kiersten Zaza
Botelho, Corporate Secretary at the above address. All
communications received in this manner will be delivered to
Mr. Badavas.
All communications involving accounting, internal
accounting controls and auditing matters, possible
violations of, or non-compliance with, applicable legal and
regulatory requirements or our Code of Ethics, or retaliatory acts against anyone who makes such a complaint or assists
in the investigation of such a complaint, will be referred to
Kiersten Zaza Botelho, Corporate Secretary and Chief
Compliance Officer ("CCO"). The communication will be
forwarded to the Audit Committee Chair if our CCO
determines that the matter has been submitted in
conformity with our whistleblower procedures or otherwise
determines that the communication should be so directed.
The acceptance and forwarding of a communication to any
Director does not imply that the Director owes or assumes
any duty to the person submitting the communication, all
such duties being only as prescribed by applicable law.

Availability of Corporate Governance Documents
To learn more about our corporate governance and to view
our corporate governance documents, please visit the
websites listed on page ii of this Proxy Statement.
Copies of these documents are also available in print and
free of charge by writing to Hercules Capital, Inc., c/o
Kiersten Zaza Botelho, Corporate Secretary, 1 North B
Street, Suite 2000, San Mateo, California 94401.

Committee Composition, Responsibilities and Meetings

	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING & CORPORATE GOVERNANCE COMMITTEE
Members	Wade Loo (Chair) Robert P. Badavas Pam Randhawa Nikos Theodosopoulos	Gayle Crowell (Chair) DeAnne Aguirre Wade Loo Nikos Theodosopoulos	Thomas J. Fallon (Chair) DeAnne Aguirre Gayle Crowell Pam Randhawa
Meetings held in 2024	5	5	4
Key Oversight Responsibilities
•Oversees the accounting
and financial reporting
processes and the
integrity of the financial
statements.
• Establishes procedures
for complaints relating to
accounting, internal
accounting controls or
auditing matters.
• Examines the
independence
qualifications of our
auditors.
• Assists our Board’s
oversight of our
compliance with legal and
regulatory requirements
and enterprise risk
management.
• Assists our Board in
fulfilling its oversight
responsibilities related to
the systems of internal
controls and disclosure
controls which
management has
established regarding
finance, accounting, and
regulatory compliance.
• Reviews and
recommends to the
Board the valuation of the
Company’s portfolio.

• Oversees our overall
compensation
strategies, plans,
policies and programs.
•Approves Director and
executive
compensation.
•Assesses
compensation-related
risks.
•Reviews compliance
with applicable
exemptive orders and
stockholder-approved
equity compensation
plans.
•Approves and
oversees the
implementation of the
executive
compensation
clawback policy.

•Discharges our Board’s responsibilities
related to general corporate governance
practices, including developing, reviewing
and recommending to our Board a set of
principles to be adopted as the Company’s
Corporate Governance Guidelines.
•Conducts an annual performance
evaluation of our Board, its Committees,
and its members.
•Reviews Board composition, size, and
refreshment and identifying and
recommending to our Board qualified
director candidates.
•Oversees succession planning for the
CEO, Section 16 officers and senior
management who report to the CEO.
•Oversees the Director resignation policy
set forth in the Corporate Governance
Guidelines.
•Criteria considered by the Governance
Committee in evaluating qualifications of
individuals for election as members of the
Board consist of the independence and
other applicable NYSE corporate
governance requirements; the 1940 Act
and all other applicable laws, rules,
regulations and listing standards; and the
criteria, polices and principles set forth in
the Governance Committee charter.
•Considers nominees properly
recommended by a stockholder.
•Regularly considers the composition of our
Board to ensure there is a proper
combination of skills, professional
experience, tenure and diverse viewpoints,
perspectives and backgrounds.

BIOGRAPHICAL INFORMATION

Biographical Summary Table (Directors)

Name, address and age(1)	Position(s) held with Company	Term of office and length of time served	Principal occupation(s) during the past 5 years	Other directorships held by Director or Director Nominee during the past 5 years
Robert P. Badavas (72)	Lead Independent Director	Class I Director since 2006	President of Petros Ventures, Inc. from November 2009 to December 2011 and since September 2016.	Polyvinyl Films, Inc. since 2019.

Pam Randhawa (56)	Independent Director	Class I Director since 2021	Founder and Chief Executive Officer of Empiriko Corporation since 2010.	Massachusetts Life Science Center since 2016 and Massachusetts Biotechnology Council since 2017.

Gayle Crowell (74)	Independent Director	Class II Director since 2019	Independent Business Consultant since 2019.
Envestnet (formerly NYSE:
ENV) from 2016 to 2024,
Pliant Therapeutics since
2019, Instinct Science since
2022, Centerbase since
2022, Fexa since 2023,
GTreasury from 2021 to
2023, and Resman from
2020 to 2021.

Thomas J. Fallon (63)	Independent Director	Class II Director since 2014	Executive Vice President - Business Development of Sanmina Corporation since 2022, Chief Executive Officer of Infinera Corporation from 2010 to 2020.	Infinera Corporation from 2010 to 2020.

Nikos Theodosopoulos (62)	Independent Director	Class II Director since 2023	Independent director, advisor, consultant and angel investor in the technology industry.	Arista Networks from 2014 to 2023, Driving Management Systems from 2018 to 2022, Harmonic from 2015 to 2022, ADVA Optical Networking from 2014 to 2022. Adtran Holdings Board Member since 2022.

DeAnne Aguirre (64)	Director Nominee and Independent Director	Class III Director since 2022	North America Managing Partner and Health Industries Leader at Strategy&, a PwC Network Company from 2015 to 2020.	Cisive, a GTCR portfolio company, since 2022; EPAM Systems, Inc. since 2023.

Wade Loo (64)	Director Nominee and Independent Director	Class III Director since 2021	Investor Committee Member at Mapletree Europe Income Trust since 2021 and Investment Committee Member at Mapletree US Commercial Income Trust since 2021.
Silicon Valley Community
Foundation 2015 to 2023,
University of Denver –
Daniels College of Business
since 2015, University of
Denver Board of Trustees
since 2023, Computer
History Museum since 2023,
JobTrain from 2006 to 2019.

Scott Bluestein (46)	Director Nominee and Interested Director, Chief Executive Officer and Chief Investment Officer	Class III Director since 2019	Chief Investment Officer of Hercules since 2014; Director and Chief Executive Officer since 2019.
(1)The address for each officer and director is c/o Hercules Capital, Inc., 1 North B Street, Suite 2000, San Mateo, California 94401.
(2)No director otherwise services as a director of an investment company subject to the 1940 Act.

Biographical Information of Director Nominees

SCOTT BLUESTEIN Interested Director, Chief Executive Officer and Chief Investment Officer Age: 46 Board Member since 2019 Term expires in 2025
Mr. Bluestein is the only Interested Director on the Board, as he also serves as the Company’s Chief Executive
Officer and Chief Investment Officer. He joined the Company as Chief Credit Officer in 2010 and was promoted to Chief Investment Officer in 2014. While continuing to serve in that role, he was elected as Chief Executive
Officer and President in 2019.
Additional Business Experience
• Founder and Partner, Century Tree Capital Management (2009-2010)
• Managing Director, Laurus-Valens Capital Management, an investment firm specializing in financing small and microcap growth-oriented businesses through debt and equity securities (2003-2009)
• Member of Financial Institutions Coverage Group focused on Financial Technology, UBS Investment Bank
(2000-2003)
Private Directorships
• Director, Tectura Corporation since 2017.
• Director, Gibraltar Business Capital since 2019.
• Director, Gibraltar Equipment Finance since 2023
Past Directorships
• Director, Sungevity from 2017 – 2020
Education
• Bachelor’s degree in Business Administration from Emory University

WADE LOO ✓ Independent Director Age: 64 Board Member since 2021 Term expires in 2025 Committee Memberships: • Audit (Chair) •Compensation
Business Experience
• Audit partner for multinationals and venture-backed entities, with experience working with companies in the areas of technology, financial and life sciences
•Partner in Charge of KPMG LLP’s Northern California Audit Business Unit, whose territory includes the
Silicon Valley and San Francisco offices
•Certified Public Accountant (California)
Prior Public Company Directorships
•Guidance Software - Board Member and Audit Committee Chair (2016-2017)
•Kofax Ltd. - Board Member and Audit Committee Chair (2011-2015)
Private and Non-Profit Directorships
•Member of the Board of Trustees at University of Denver (2023-present)
•Board Member at Computer History Museum, a not-for-profit museum (2023-Present)
•Investor Committee Member at Mapletree Europe Income Trust and Mapletree US Income Commercial
Trust, both Private Real Estate Investment Trusts (2021-present)
•Board Member (2015-2023), Audit Committee Chair (2015-2019) and Board Chair (2021-2023) at the
Silicon Valley Community Foundation
•Executive Advisory Board Member at the University of Denver—Daniels College of Business (2015-
present) and Board Chair (2018-2021)
•JobTrain—Board Member (2006-2018), Audit Committee Chair (2006-2010) and Board Chair (2011-2017)
Other Experience
•Led KPMG’s Audit Committee Institute activities in Silicon Valley, which provides audit committee and governance best practices to audit committee chairs
Education
•Bachelor’s degree in Accounting from the University of Denver

KEY QUALIFICATIONS AND EXPERIENCE

✓ Client Industries. Experience in venture capital-backed
companies in general, and our specific portfolio company
industries: technology, life sciences and middle market.
✓ Banking/Financial Services. Experience with banking, mutual fund or other financial services industries, including regulatory experience and specific knowledge of the Securities Act.
✓ Leadership/Strategy. Both as partner at KPMG and board chair at various organizations, responsible for leading large teams and establishing and executing successful business strategies.
✓ Finance, IT and other Business Processes. Extensive
experience as an audit partner and audit committee chair related to finance, accounting and internal controls, IT and other key business processes

✓ Enterprise Risk Management. Experience with enterprise risk management processes and functions, including compliance and operations.
✓ Governance. Experience with corporate governance issues,
particularly in publicly-traded companies.
✓ Strategic Planning. Experience with senior executive level strategic planning for publicly-traded companies, private companies and non-profit companies.
✓ Mergers and Acquisitions. Experience with public and/or
private company M&A, both in identifying targets and evaluating potential targets, as well as post-acquisition integration.

DEANNE AGUIRRE ✓ Independent Director Age: 64 Board Member since 2022 Term expires in 2025 Committee Memberships: •Governance •Compensation
Business Experience
• North America Managing Partner and Health Industries Leader at Strategy&, a PwC Network
Company, and Healthcare Strategy Leader for the strategy consulting business
•Various positions, including Technology Leader of Southern Cone based in Brazil, and Co-leader
Organization and Strategic Leadership Business at Booz & Co./Booz Allen Hamilton
Public Directorships
•EPAM Systems, Inc. (NYSE: EPAM) (member of nominating and corporate governance committee), a leading digital transformation services and product engineering company, since 2023
Private Directorships
•Director, Cisive, a global technology-enabled compliance solutions company, since 2022
Prior Directorships
•Director, Global board of directors at Booz & Co./Booz Allen Hamilton from 1998 to 2007
•Director, Stanford University Sloan Advisory Board from 1994 to 2005
Director, Catalyst Global Advisory Board from 2011 to 2013
•Director, Catalyst Western Region Advisory Board from 2005 to 2011
Education
• Master’s degree in Science, Business Administration from Stanford University
• Bachelor’s degree in Science, Mathematics with an emphasis in Computer Science from Fort Hays
State University
Other Experience
• Member, National Association of Corporate Directors (NACD)
• Member, Women Corporate Directors (WCD)

KEY QUALIFICATIONS AND EXPERIENCE

✓ Leadership/Strategy. Extensive experience as a director and executive with broad operational experience in investments and finance.
✓ Finance, IT and other Business Processes. Extensive experience in commercial lending, sales marketing as well as other key business processes
✓ Governance. Experienced in both corporate governance and
executive compensation for both public and private companies.

✓ Strategic Planning. Experience with senior executive level strategic planning for publicly-traded companies, private
companies and/or non-profit companies.
✓ Mergers and Acquisitions. Experience with public and/or
private company M&A both in identifying targets and
evaluating potential targets, as well as post-acquisition
integration.
✓ Enterprise Risk Management. Co-leader of Booz Allen
Hamilton's Business Continuity Program solving critical cyber security problems and ensuring business continuity.

Biographical Information of Directors

ROBERT P. BADAVAS ✓ Independent Director (Board Chair) Age: 72 Board Member since 2006 Term expires in 2026 Committee Memberships: • Audit
Business Experience
• President, Petros Ventures, Inc., a management and advisory services firm (2009-2011 and since 2016)
• President and Chief Executive Officer at TAC Worldwide, a multi-national technical workforce management and business services company (2005-2009)
• Chairman and CEO of PlumChoice, Inc., a technology services and software company (2011-2016)
• Executive Vice President and Chief Financial Officer, TAC Worldwide (2003-2005)
• Senior Partner and Chief Operating Officer, Atlas Venture, an international venture capital firm (2001-2003)
• Chief Executive Officer at Cerulean Technology, Inc., as venture capital backed wireless application software company (1995-2001)
•Certified Public Accountant, PwC (1974-1983)
Public Directorships
•Constant Contact, Inc., including chairman of the audit committee, a provider of email and other engagement marketing products and services for small and medium sized organizations, acquired by
Endurance International Group Holdings, Inc. (2007-2016)
Private Directorships
• Polyvinyl Films, Inc., director, a leading manufacturer and distributer of food-grade film products for consumer, retail, and food-service markets worldwide (since 2019)
Prior Directorships
• PlumChoice, a venture-backed technology, software and services company
• RSA Security, a computer and network security company – publicly traded until acquired by EMC
• Arivana, Inc., a telecommunications infrastructure company—publicly traded until its acquisition by SAC
Capital
• On Technology, an IT software infrastructure company—publicly traded until its acquisition by Symantec
• Renaissance Worldwide; an IT services and solutions company—publicly traded until its acquisition by
Aquent
Other Experience
•Trustee Emeritus, Bentley University (2005-2019); Board Chair (2018-2019); Vice Chair (2013-2018)
• Board of Trustees Executive Committee and Corporate Treasurer, Hellenic College/Holy Cross School of
Theology (2002-2018)
• Trustee Emeritus, The Learning Center for the Deaf; Board Chair (1995-2005)
• Master Professional Director Certification, American College of Corporate Directors
• National Association of Corporate Directors Certification
• Annunciation Greek Orthodox Cathedral of New England, Parish Council President (2016-2022)
Education
•Bachelor’s degree in Accounting and Finance from Bentley University

KEY QUALIFICATIONS AND EXPERIENCE

✓ Client Industries. Extensive experience in software, business and technology enabled services and venture capital.
✓ Leadership/Strategy. Significant experience as a senior
corporate executive in private and public companies, including tenure as CEO, CFO and COO
✓ Finance, IT and Other Business Strategy and Enterprise
Risk Management. Prior experience as a CEO directing business strategy and as a CFO directing IT, financing and accounting, strategic alliances and human resources and evaluation of
enterprise risk in such areas.

✓ Enterprise Risk Management. Experience in managing
enterprise risk as CEO.
✓ Governance. Extensive experience as an executive and director of private and public companies with governance matters.
✓ Strategic Planning. Experience with senior executive level strategic planning for publicly-traded companies, private companies and/or non-profit companies.
✓ Mergers and Acquisitions. Experience with public and/or
private company M&A both in identifying targets and evaluating potential targets, as well as post-acquisition integration.

PAM RANDHAWA ✓ Independent Director Age: 56 Board Member since 2021 Term expires in 2026 Committee Memberships: • Audit • Governance
Business Experience
•CEO and Founder of Empiriko Corporation, a biotechnology startup (2010-present)
• Co-Founder, AgroGreen Biofuels, renewable energy startup (2010-2012)
• Vice President, Strategic Development, Sermo, a healthcare technology company (2008-2009)
• Vice President, Marketing, Phase Forward, a life sciences technology company (2005-2007)
Other Business Experience
• Director of Massachusetts Life Sciences Center, a Massachusetts Investment Fund to promote the life sciences sector (2016-present)
• Director and past chair of Massachusetts Biotechnology Council, an industry association for biotechnology
(2017-present)
Non-Profit/Government Leadership
• Member, The World Economic Forum’s Global Future Council on Biotechnology (2018-2020)
• Chair, National Science Foundation and National Institution of Justice, Industrial Advisory Board of Center
for Advanced Research in Forensic Science (2019-2020)
• Member, the Economic Development Planning Council for the State of Massachusetts (2019)
• Member, Boston Women’s Workforce Council, a public-private partnership between the Mayor’s Office and Greater Boston employers dedicated to eliminating the gender/racial wage gap (2016-2020)
Education
• BA in Economics from University of Rajasthan
• MPM from Carnegie Mellon University

KEY QUALIFICATIONS AND EXPERIENCE

✓ Client Industries. Experience leading and advising venture capital-backed companies generally and in our portfolio company industries.
✓ Finance, IT and Other Business Processes. Experience
related to finance, IT, sales, business development, marketing, or other key business processes.
✓ Governance. Experience with corporate governance issues
✓ Strategic Planning. Experience with senior executive-level strategic planning for publicly-traded companies, private
companies, non-profit and government.

✓ Enterprise Risk Management. Experience with enterprise risk management processes and functions, including compliance and operational.
✓ Leadership/Strategy. Experience leading teams and
establishing and executing successful business strategies.
✓ Mergers and Acquisitions. Experience with public and/or
private company M&A both in identifying targets and evaluating potential targets, as well as post-acquisition integration.

GAYLE CROWELL ✓ Independent Director Age: 74 Board Member since 2019 Term expires in 2027 Committee Memberships: •Compensation (Chair) • Governance
Business Experience
•Independent Business Consultant since 2019
•Senior Operating Consultant, Warburg Pincus, a leading global private equity firm (2001-2019)
•President and CEO, RightPoint Software (acquired by E.piphany), customer relationship development and management software (1998-2000)
•Senior Vice President and General Manager, ViewStar (acquired by Mosaix), network-based process automation software encompassing workflow automation, document image processing and information management company (1994-1998)
•Group Director, Oracle Corporation, computer technology corporation (1990-1992)
•Vice President of Sales, DSC, networking company (1989-1990)
•Vice President of Sales, Cubix Corporation, designer, engineer and manufacturer of computer hardware systems (1985-1989)
Public Directorships
•Pliant Therapeutics (chair of the nominating and governance committee and member of the audit committee), a clinical stage biopharmaceutical company that discovers, develops and commercializes novel therapies for the treatment of fibrosis (since 2019)
Private Directorships
•Executive Chair, Instinct Science, a provider of cloud-based, electronic medical records and practice management systems for the modern veterinary office and hospital (since 2022)
•Executive Chair, Centerbase, a law practice software platform that allows law firms to support the management and growth of their firms with configurable legal operations and client lifecycle management software solutions (since 2022).
•Lead Director, Fexa, a provider of innovative facility management software tools that cater to the needs of retailers, restauranteurs, and service providers (since 2023)
Prior Directorships
•Envestnet (chair of information security and compliance committee and nominating and governance committee, member of compensation committee and audit committee), a formerly public (NYSE: ENV)
leading provider of integrated portfolio, practice management, and reporting solutions to financial advisors and institutions (2016-2024)
•Lead Director, GTreasury, an integrated digital treasury management platform that allows companies to manage liquidity risk, market risk, counter party and credit risk (2021-2023)
•Dude Solutions, the leading provider of cloud-based operations management software to optimize facilities, assets and workflow (2014-2019)
•Lead Director, Resman, a property management platform of owners, operators and investors across the multifamily, affordable and commercial real estate marketplaces (2020-2021)
•MercuryGate, a developer of a transportation management system and offers a software that enables shippers, carriers, brokers, freight forwarders and third-party logistics providers to plan, monitor and track shipments (2014-2018)
•Lead Director, Yodlee, the leading data aggregation and data analytics platform, helps consumers live better financial lives through innovative products and services delivered through financial institutions and FinTech companies (2002-2015)
•Coyote Logistics, a third-party logistics provider that combines a centralized marketplace with freight and transportation solutions to empower your business (2011-2015)
•SRS, an automotive dealer software designed to increase fixed operations profitability, provide customer multipoint vehicle reports and increase customer loyalty and retention (2004-2013)
•TradeCard, a SaaS collaboration product that was designed to allow companies to manage their extended supply chains including tracking movement of goods and payments (2009-2013)
Other Experience
•Member, National Association of Corporate Directors (NACD)
•Member, Women Corporate Directors (WCD)
Education
•BS from University of Nevada Reno

KEY QUALIFICATIONS AND EXPERIENCE

✓ Client Industries. Significant experience in venture capital and technology.
✓ Banking/Financial Services. Held a variety of key executive and management positions at large global financial institutions. Significant experience as a board member and board committee chair overseeing financial services regulatory compliance.
✓ Leadership/Strategy. Extensive experience as a director and executive with broad operational experience in investments and finance.
✓ Finance, IT and other Business Processes. Extensive experience in commercial lending, sales marketing as well as other key business processes
✓ Enterprise Risk Management. Experience in managing enterprise risk as CEO. Significant experience in cybersecurity and regulatory oversight as a director and committee chair and as a career
technologist with cybersecurity software experience.

✓ Governance. Experienced in both corporate governance and
executive compensation for both public and private companies.
✓ Strategic Planning. Experience with senior executive level strategic planning for publicly-traded companies, private
companies and/or non-profit companies.
✓ Mergers and Acquisitions. Experience with public and/or
private company M&A both in identifying targets and evaluating potential targets, as well as post-acquisition integration.
✓ Cybersecurity. Experience in cybersecurity, a certification or degree in cybersecurity, or the knowledge, skills or other
background in cybersecurity, including, for example, in the
areas of security policy and governance, risk management,
security assessment, control evaluation, security architecture and engineering, security operations, incident handling, or
business continuity planning.

THOMAS J. FALLON ✓ Independent Director Age: 63 Board Member since 2014 Term expires in 2027 Committee Memberships: •Governance (Chair)
Business Experience
• Executive Vice President - Business Development, Sanmina Corporation, an American electronics manufacturing services provider (2022-present)
• Chief Executive Officer, Infinera Corporation, a global supplier of innovative networking solutions
(2010-2020)
• Chief Operating Officer, Infinera Corporation (2006-2009)
• Vice President of Engineering and Operations, Infinera Corporation (2004-2006)
Other Business Experience
• Vice President, Corporate Quality and Development Operations of Cisco Systems, Inc. (2003-2004)
• General Manager of Cisco Systems’ Optical Transport Business Unit, Vice President Operations, Vice
President Supply, various executive positions (1991-2003)
Prior Directorships
• Infinera Corporation, a global supplier of innovative networking solutions (2009-2022)
• Piccaro, a leading provider of solutions to measure greenhouse gas concentrations, trace gases and stable isotopes (2010-2016)
Other Experience
• Member, Engineering Advisory Board of the University of Texas at Austin
• Member, President’s Development Board University of Texas
• Member, Technical Advisory Board Quantumscape
Education
• Bachelor’s degree in Mechanical Engineering from the University of Texas at Austin
• Master’s degree in Business Administration from the University of Texas at Austin

KEY QUALIFICATIONS AND EXPERIENCE

✓ Client Industries. Significant experience in venture capital and technology.
✓ Leadership/Strategy. Extensive experience as a director and executive with broad operational experience in investments and finance.
✓ Finance, IT and other Business Processes. Extensive experience in commercial lending, sales marketing as well as other key business processes
✓ Enterprise Risk Management. Experience in managing enterprise risk as CEO.

✓ Governance. Experienced in both corporate governance
and executive compensation for both public and private
companies.
✓ Strategic Planning. Experience with senior executive level strategic planning for publicly-traded companies, private
companies and/or non-profit companies.
✓ Mergers and Acquisitions. Experience with public and/or
private company M&A both in identifying targets and
evaluating potential targets, as well as post-acquisition
integration.

NIKOS THEODOSO- POULOS ✓ Independent Director Age: 62 Board Member since 2023 Term expires in 2027 Committee Memberships: •Audit •Compensation
Business Experience
•Independent director, advisor, consultant and angel investor in the technology industry
•Various capacities with UBS, a provider of financial services, most recently as managing director of technology equity research (1995-2012)
•Senior equity research analyst for Bear, Stearns & Co. Inc., an investment banking firm that was acquired in 2008 by JPMorgan Chase (1994-1995)
•Various capacities at AT&T Bell Laboratories and AT&T Network Systems a provider of communications equipment (1985-1994)
Public Company Directorships
•Adtran Holdings, a provider of networking and communications equipment (2022-present)
Prior Public Company Directorships
•Arista Networks (member of audit and nominating and corporate governance committees), a provider of data-driven, client to cloud networking for large data center/AI, campus and routing environments
(2014-2023)
•Harmonic (chair of audit committee), a provider of virtualized broadband and video streaming solutions
(2015-2022)
•ADVA Optical Networking (chair of supervisory board and nomination and compensation committee;
member of audit committee), a telecommunications vendor providing network equipment for data, storage, voice and video services (2014-2022)
Prior Private Company Directorships
•Driving Management Systems (d/b/a Motion Intelligence), a producer of distracted-driving prevention solutions (2018-2022)
Other Experience
•Member at NT Advisors LLC (2012-Present)
•Member, Columbia Engineering Entrepreneurship Advisory Board (2013-2021)
Education
•MBA from NYU Stem School of Business
•Master of Science, Electrical Engineering from Stanford University
•Bachelor of Science Electrical Engineering from Columbia University

KEY QUALIFICATIONS AND EXPERIENCE

✓ Client Industries. Experience in venture capital-backed companies in general, and our specific portfolio company industries: technology, life sciences and middle market.
✓ Banking/Financial Services. Experience with banking, mutual fund or other financial services industries, including regulatory experience and specific knowledge of the Securities Act.
✓ Finance, IT and other Business Processes. Extensive experience as an audit committee chair overseeing finance, accounting and internal controls, IT and other key business processes.

✓ Enterprise Risk Management. Experience with enterprise
risk management processes and functions, including
compliance and operations.
✓ Governance. Experience with corporate governance issues,
particularly in publicly-traded companies.
✓ Strategic Planning. Experience with senior executive level strategic planning for publicly-traded companies, private
companies and non-profit companies.
✓ Mergers and Acquisitions. Experience with public and/or
private company M&A, both in identifying targets and
evaluating.

Officers Who Are Not Directors(1)

SETH H. MEYER Chief Financial Officer Age: 56
Mr. Meyer joined the Company in 2019 as Chief Financial Officer. He oversees the financial and accounting functions of the Company and serves as an officer of select subsidiaries.
Additional Business Experience
• Chief Financial Officer, Swiss Re Corporate Solutions Ltd. (2011-2017)
• Managing Director, Swiss Re, serving as Group Tax Director, Finance Division Operating Officer and Head
of Finance Large Transactions (2000-2011)
• Senior Tax Manager, PricewaterhouseCoopers LLP (1997-2000)
•Tax Manager, Jackson National Life Insurance Company (1994-1997)
•Senior Tax Accountant, KPMG Peat Marwick (1992-1994)
•Tax/Audit Assistant, Burke & Stegman CPAs (1990-1992)
Education
• Bachelor’s degree in Accounting from Michigan State University
•Master’s degree in Business Administration in Professional Accounting from Michigan State University

CHRISTIAN FOLLMANN Chief Operating Officer Age: 42
Mr. Follmann first joined the Company in 2006 and was promoted to Chief Operating Officer in 2022. He oversees the operations function for the Company and serves as an officer of select subsidiaries.
Additional Business Experience
•Analyst, Hercules Capital, Inc. (2006 – 2009)
•Associate, Hercules Capital, Inc. (2009 – 2011)
•Director of Investment Analysis and Strategy, Hercules Capital, Inc. (2011 – 2016)
•Senior Director of Operations and Strategic Projects, Hercules Capital, Inc. (2016 – 2022)
Education
•Bachelor’s degree in International Business from Northeastern University
•Bachelor’s degree in International Management from Reutingen University

KIERSTEN ZAZA BOTELHO Chief Legal Officer Chief Compliance Officer and Corporate Secretary Age: 39
Ms. Botelho joined the Company in 2022 and serves as Chief Legal Officer, Chief Compliance Officer and
Corporate Secretary. She oversees the legal and compliance function for the Company and serves as secretary for the Company and an officer of select subsidiaries.
Additional Business Experience
• Associate General Counsel, Bain Capital Credit, LP (2019-2021)
• Vice President, Legal, BlackRock, Inc. (2017-2019)
• Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2013-2017)
Education/Other
• Bachelor’s degree in International Relations from Boston University
• Juris Doctor from Boston University School of Law
• Member, State Bar of Massachusetts

(1)Biographical information of Scott Bluestein, our Interested Director, Chief Executive Officer and Chief Investment Officer, is included on page 13.

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis discusses our named executive officers (“NEOs”) compensation program generally, as well as the compensation paid to the following NEOs who served during the fiscal year ended December 31,
2024:

Scott Bluestein	Seth H. Meyer	Christian Follmann	Kiersten Zaza Botelho
Chief Executive Officer Chief Investment Officer	Chief Financial Officer	Chief Operating Officer	Chief Legal Officer Chief Compliance Officer Corporate Secretary
Key Sections and Definitions
Key Definitions
AASR means average annual shareholder return
Equity Plan means the Company’s Amended and Restated
2018 Equity Incentive Plan
LTRSU means long term restricted stock unit.
Peer Group means the peer companies listed on the table
on page 24
PSU and Retention PSU means performance stock unit
and retention performance stock unit
ROE means return on equity
ROAA means return on average assets
RSA means restricted stock award
RSU means restricted stock unit
TSR means total stockholder return

Introduction
Under the oversight over the Compensation Committee of
the Board, the Company’s NEO compensation program is
designed to attract, incentivize and retain talented
individuals who are critical to our continued success and
our corporate growth and who will deliver sustained strong
performance over the long term. The NEO compensation
program is designed to motivate the Company’s NEOs to
maintain the financial strength of the Company while
avoiding any inappropriate focus on short-term profits that
would impede the Company’s long-term growth and
encourage excessive risk-taking. As discussed below, the
Company’s incentive compensation practices are
significantly limited by the requirements imposed on us by
the 1940 Act. These are regulatory limitations related to our corporate structure that are relatively unique and do not
apply to most other  publicly traded companies. In
compliance with these limitations, the NEOs are
compensated to reflect both the Company’s and individual
performance goals.
In 2024, the Company continued to review and enhance its
compensation practices in accordance with our executive
compensation philosophy. The review considered both
compensation levels and company performance over a
one-, three-, and five-year period from 2020 to 2024. In
making 2024 compensation decisions, the Compensation
Committee considered the fact that the Company’s
performance relative to its Peer Group was generally at or
above the 90th percentile, and in most cases at the 100th
percentile, measured using ROAA, ROE and AASR.

Compensation Determination Process
Executive compensation determinations are made in
accordance with strong corporate governance practices and
are subject to Board-level oversight. The Compensation
Committee provides primary oversight over our
compensation programs, including the design and
administration of executive compensation plans,
assessment and setting of corporate performance goals, as
well as individual performance metrics, and the approval of
executive compensation. The Compensation Committee
also retains an independent compensation consultant, and
where appropriate, discusses compensation-related matters
with our CEO, as it relates to the other NEOs.
The Compensation Committee operates pursuant to a
charter that sets forth its mission, specific goals and
responsibilities. A key component of the Compensation
Committee’s goals and responsibilities is to annually
evaluate, approve or make recommendations to our Board
regarding the compensation of our NEOs, and to review
their performance relative to their compensation to ensure
that NEOs are compensated in a manner consistent with
our compensation philosophy. The Compensation
Committee also evaluates and makes
recommendations to the Board regarding the
compensation of the Independent Directors and administers
the Company’s Equity Plan. The Compensation Committee
may not delegate its responsibilities; however, it may and
does request, receive and evaluate input from an
independent compensation consultant and our CEO.
Our CEO, Scott Bluestein, does not participate in any
deliberations regarding his own compensation but reviews
with the Committee, on at least an annual basis, the
performance of each of the other NEOs. At least quarterly,
our CEO discusses with the Compensation Committee
Chair the Company’s operating performance relative to key
performance objectives and evaluates the discretionary
cash bonus pool for our NEOs. Our CEO makes
recommendations to the Compensation Committee with
respect to changes to base salaries, annual bonuses and
equity awards based on his reviews of the other NEO’s
individual performance and the Company’s overall absolute
and relative performance. Our CEO does not attend
meetings of the Compensation Committee unless invited by
the Committee Chair.

Role of the Independent Compensation Consultant

The Compensation Committee has engaged FW
Cook as its Independent Compensation
Consultant to assist the Compensation
Committee and provide advice on a variety of
compensation matters relating to CEO and NEOs
compensation, peer group selection,
compensation program best practices, market
and industry compensation trends, improved
program designs, market competitive director
compensation levels and regulatory
developments. FW Cook reports directly to the
Compensation Committee and does not provide
any other services to the Company. The
Compensation Committee has assessed the
independence of FW Cook pursuant to applicable
NYSE rules and has concluded that FW Cook’s
work for the Compensation Committee does not
raise any conflict of interest.

INDEPENDENT COMPENSATION CONSULTANT DUTIES:
•Providing information, research, market analysis and recommendations with respect to our NEO and Independent Director compensation programs, including evaluating the components of those programs and the alignment of those programs with Company performance.
•Advising on the design of the NEO and Independent Director
compensation programs and the reasonableness of individual
compensation levels and awards, including in the context of business and stockholder performance and the importance of individual officers to the
Company’s success.
•Providing advice and recommendations that incorporate both market data and Company-specific factors.
•Assisting the Compensation Committee in making compensation determinations for NEOs after the evaluation of, among other things,
Company and individual performance, market compensation levels and recommendations by the CEO.
•Advising the Compensation Committee on certain other compensation matters, including peer group selection and regulatory developments.

Peer Group Composition, Data and Review
To determine the competitiveness of executive
compensation levels, the Compensation Committee
analyzes a peer group of internally managed BDCs,
financial services companies and real estate investments
trusts, or REITs. The Peer Group analyzed in connection
with 2024 compensation determinations is set forth below.
The Compensation Committee believes the Peer Group
reflects the labor market for our officer and employee talent, has a
similar investor base, and, like the Company, the BDCs and
REITs are pass-through entities with the majority of
earnings required to be distributed to stockholders as a
dividend. The Compensation Committee does not
specifically benchmark the compensation of our NEOs
against that paid by other companies. The Peer Group was
used as one of multiple factors in determining the annual
cash bonus awards made with respect to 2024 (but paid in
2025).

Peer Group
BDCs	Financial Services	Real Estate Investment Trusts
Capital Southwest Main Street Capital Trinity Capital	AllianceBernstein Artisan Partners Cohen & Steers HA Sustainable Moelis & Company Victory Capital WisdomTree	Arbor Realty Chimera Investment EPR Properties Essential Properties Ladder Capital LXP Industrial	MFA Financial New York Mortgage Redwood Trust Sabra Health Care Two Harbors
As of December 31, 2024, the Company generally outperformed most of its Peer Group over the one-, three- and five-years as follows:

	Return on Average Assets (ROAA)		Return on Equity (ROE)		Average Annual Shareholder Return (AASR)
Performance Period	HTGC	% Rank of Peer Group	HTGC	% Rank of Peer Group	HTGC	% Rank of Peer Group
1-Year	9.0%	100%	17.2%	100%	33.3%	82%
3-Year	8.4%	100%	16.7%	100%	19.9%	92%
5-Year	7.4%	100%	14.9%	100%	20.1%	90%
Notes: 1-, 3- and 5-year calculations of performance are based on data as of December 31, 2024. Companies with less than three and/or less than five full years of historical financial and TSR performance are excluded. Financial Services peers are excluded from analysis of
ROAA and ROE because services companies are not as capital intensive as REITs and BDCs, which are primarily engaged in direct investment of firm capital. Performance data sourced from S&P, peer performance data are adjusted using methodologies generally consistent with Hercules own performance assessment and may not match the peers' own publicly disclosed performance.

The Compensation Committee believes that compensation
paid to our NEOs for 2024 was commensurate with the
Company’s overall absolute performance as well as our
performance relative to the Peer Group during the relevant
performance periods. The 2024 compensation decisions
made by the Compensation Committee considered the fact
that our performance relative to the Peer Group was
generally at or above the 90th percentile, and in most cases at the 100th percentile measured using  ROAA, ROE and
AASR during the trailing one-, three-, and five-years as
indicated above. The Compensation Committee considered
similarly strong percentiles for 2023 performance when
2024 decisions were made for salary and 2024 equity
awards. In addition, in 2024, the Compensation Committee
recognized that the Company achieved numerous records
with respect to operating performance including but not
limited to record total investment income, record net
investment income and record gross fundings.

Assessment of Company and Individual Performance, Pay-for-Performance Alignment and Other Considerations
In determining annual compensation for our NEOs, the
Compensation Committee analyzes and evaluates the
individual achievements and performance of our NEOs as
well as the overall relative and absolute operating
performance and achievements of the Company. We
believe that the alignment of (i) our operating plan, (ii)
stockholder expectations and (iii) our employee
compensation is essential to long-term business success
and the interests of our stockholders and employees and to
our ability to attract and retain executive talent, especially in the competitive environment for top-quality executives in
the venture debt industry.
Our operating plan involves taking on credit risk over an
extended period of time, and a premium is placed on our
ability to maintain stability and growth of NAV as well as
continuity of earnings growth to pass through to
stockholders in the form of recurring dividends over the long term. Our strategy is to generate current income from debt
investments and capital appreciation from the attached
warrant securities, and to a lesser extent direct equity, of our portfolio companies. This income supports the
anticipated payment of dividends to our stockholders.
Therefore, a key element of our return to stockholders is
current income through the payment of dividends. This
recurring payout requires methodical asset acquisition as
well as highly active monitoring and management of our
investment portfolio over time. To accomplish these
functions, our business requires implementation and
oversight by management and key employees with highly
specialized skills and experience in the venture debt
industry. A substantial part of our employee base is
dedicated to the generation of new investment opportunities
to allow us to sustain dividends and to the maintenance of
asset values in our portfolio. In addition to the performance factors above, the Company considered the following
Company-specific performance factors over the relevant
performance periods: overall credit performance,
performance against annual gross funding goals, overall
yields, efficiency ratios, total
and net investment income and realized and unrealized
gains and losses.
Corporate Goals. For 2024, the Compensation Committee
determined incentive compensation for each NEO based in
part on the Company’s achievement of corporate
performance goals developed by the Compensation
Committee. These goals included operational performance
as well as performance relative to the Peer Group. The
Compensation Committee believes that the corporate goals
applicable to all NEOs create an alignment not only with
stockholders but also to the Company’s business strategy
and performance goals.
Defined Individual Goals. For 2024, the Compensation
Committee developed individual goals for the CEO. In
addition, the CEO and each NEO developed individual
goals for the NEOs and such goals were approved by the
Compensation Committee. Each set of individual goals are
unique to the applicable executive officer’s responsibilities and position within the Company. While each of the factors
may not be weighted, the Compensation Committee took
into consideration each of these factors to determine each
NEO’s incentive compensation.
Pay-for-Performance Alignment. The Company believes
that there exists an alignment between the compensation of
our NEOs and the Company’s performance over the
relevant performance periods. As noted above, a broad
range of individual performance factors and Company
performance factors are analyzed each year, including TSR
relative to the Peer Group, and, in 2024, analysis of relative
ROAA, ROE and AASR versus the Peer Group over one-,
three-, and five-years to measure short-, medium-, and
long-term performance. The objective in analyzing these
key performance factors is to align NEO compensation to
the Company’s performance relative to the Peer Group and
the Company’s absolute corporate performance.

Stock Ownership Guidelines. The Company maintains
stock ownership guidelines, which are outlined in the
Company’s Corporate Governance Guidelines. We believe
that material stock ownership by the NEOs plays a role in
effectively aligning the NEOs’ interests with those of
stockholders and strongly motivates the NEOs to build long-
term shareholder value. Pursuant to our stock ownership
guidelines, the CEO is required to own at least 5x his
annual salary in Shares, based on market value, within five
years of joining the Company. The other NEOs are required
to own at least 2x their annual salary in Shares, based on
market value, within three years of joining the Company.
The Board may make exceptions to this requirement based
on circumstances; however, no exceptions have been made
for the current NEOs. Messrs. Bluestein, Meyer and
Follmann and Ms. Botelho met their minimum guidelines.
The Compensation Committee’s review of the NEO’s stock
ownership as of the closing stock price of the Shares on
December 31, 2024 showed that:
•Mr. Bluestein owned 2,286,377 Shares, RSAs and
RSUs. Based on his 2024 salary, he owns Shares
worth in excess of 5x his annual base salary.
•Mr. Meyer owned 371,836 Shares, RSAs and RSUs.
Based on his 2024 salary, he owns Shares worth in
excess of 2x his annual base salary.
•Mr. Follmann owned 123,482 Shares, RSAs and
RSUs. Based on his 2024 salary, he owns Shares
worth in excess of 2x his annual base salary.
•Ms. Botelho owned 70,768 Shares, RSAs and RSUs.
Based on her 2024 salary, she owns Shares worth in
excess of 2x her annual base salary.
Tax and Accounting Matters; Deductibility of Executive
Compensation. In reviewing the Company’s compensation
program, the Compensation Committee considers factors
that could impact the Company’s financial performance,
including tax and accounting rules. Section 162(m) of the
Internal Revenue Code limits the tax deductibility of
compensation that the Company pays to certain covered
employees, including our NEOs, to $1 million in any year
per person. Although the Compensation Committee takes
into consideration the provisions of Section 162(m), it
believes that maintaining tax deductibility is one of many
considerations in designing an effective executive
compensation program. Accordingly, the Compensation
Committee may approve compensation not deductible for
federal income tax purposes.

Risk Assessment of the Compensation Program
The Board believes that risks arising from the Company’s
compensation policies and practices for our employees are
not reasonably likely to have a material adverse effect on
the Company. The Company has designed our
compensation programs, including our incentive
compensation plans, with specific features to address
potential risks while rewarding employees for achieving
long-term financial and strategic objectives through prudent business judgment and appropriate risk taking. We use
common variable compensation designs, with a significant
focus on individual contributions to our performance and the achievement of absolute and relative corporate objectives,
as generally described in this Compensation Discussion
and Analysis.
The Compensation Committee and the Board reviewed our
compensation programs to assess whether any aspect of
the programs would encourage any of our employees to
take any unnecessary or inappropriate risks that could
threaten the value of the Company. The Company has
designed our compensation programs to reward our
employees for achieving annual profitability and long-term
increases in stockholder return and/or value.
The Board recognizes that the pursuit of corporate
objectives possibly leads to behaviors that could weaken
the link between pay and performance, and, therefore, the
correlation between the compensation delivered to
employees and the long-term return realized by
stockholders. Accordingly, our compensation program,
including the NEO compensation program, is designed to
mitigate these possibilities and to ensure that our
compensation practices are consistent with the Company’s
risk profile.
These features include the following:
•Bonus payouts and equity incentive awards that are
not based solely on corporate performance objectives
but also on individual performance levels
•The financial opportunity in our long-term equity
incentive program is best realized through long-term
appreciation of our stock price, which mitigates
excessive short-term risk-taking
•The engagement and use of an independent
compensation consultant

•Annual cash bonuses that are paid after the end of the
fiscal year to which the bonus payout relates
•The institution of stock ownership guidelines applicable
to the NEOs
•Final decision making by our Compensation
Committee and Board on all awards
Additionally, the Company performed an assessment of
compensation-related risks for all of our employees and
concluded that our compensation programs do
not create risks that are reasonably likely to have a material adverse effect on the Company. In making this evaluation,
the Company reviewed the key design elements of our
compensation programs in relation to industry “best
practices,” as well as the means by which any potential
risks may be mitigated. In addition, management completed
an inventory of incentive programs below the executive
level and reviewed the design of these incentives and
concluded that such incentive programs do not encourage
excessive risk-taking.

The NEO Compensation Program

Compensation Philosophy
The Company’s compensation program is designed to
encourage our NEOs to think and act like you, the
stockholder. The elements of NEO compensation are
designed to encourage and reward the following factors,
among other things:
•Sourcing and pursuing attractively priced investment
opportunities to venture-backed technology-related
companies at all stages of development, including
selected publicly listed companies
•Maintaining credit quality, monitoring financial
performance, and ultimately managing a successful
exit of the Company’s investment portfolio
•Achieving the Company’s dividend and profitability
objectives (which focus on stability and potential
growth)
•Providing compensation and incentives necessary to
attract, motivate and retain key executives critical to
our continued success and growth
•Focusing management behavior and decision-making
on goals that are consistent with the overall strategy of
the business and in alignment with stockholders and
other interested persons;
•Ensuring a linkage between NEO compensation and
individual contributions to our performance; and
•Creation of compensation principles and processes
that are designed to balance risk and reward in a way
that does not encourage unnecessary risk taking.
We believe that our continued success during 2024 –
despite strong competition for top-quality executive talent in the commercial and venture lending industry – was
attributable to our ability to attract, motivate and retain the
Company’s outstanding executive team using both short-
and long-term incentive elements of compensation, as
described below under Compensation Elements.

Regulatory Limitations on Compensation
We are an internally managed BDC that is subject to a
variety of rules and regulations imposed by the 1940 Act,
including with respect to executive compensation. We also
must comply with any conditions imposed on us in any
exemptive order issued to us by the SEC. The
Compensation Committee’s objective is to work within this
regulatory framework to maintain and motivate pay-for-
performance alignment, establish appropriate
compensation levels relative to our Peer Group and
implement best practices with respect to compensation.
•The Compensation Committee may not use formulaic
or other non-discretionary criteria to determine NEO
compensation. The 1940 Act requires that discretion is
maintained by the Compensation Committee with
respect to incentive compensation paid to executive
officers. Therefore, the Compensation Committee is
not legally permitted to use non-discretionary or
formulaic criteria
relating to Company or individual performance to
determine compensation. Instead, the Compensation
Committee must take into consideration all factors and
use its discretion to determine the appropriate amount
of compensation to be paid to our NEOs.
Compensation decisions, including annual bonuses,
are made entirely at the discretion of the
Compensation Committee, with no minimum or
required payments based on any formulaic criteria.
•We may sponsor either an equity incentive plan or a
profit-sharing plan – but not both. The 1940 Act
provides that a BDC such as the Company may
maintain either an equity incentive plan or a “profit-
sharing plan”, but not both, for its NEOs and other
employees. The Compensation Committee believes
that equity incentives strongly align the interests of our
NEOs with those of our stockholders. We

therefore sponsor and maintain the equity incentive
plan described in this proxy statement as the Equity
Plan.
Accordingly, we are not legally permitted to sponsor a
profit-sharing plan while we sponsor an equity
incentive plan (and vice-versa). A “profit-sharing plan”
is any written or oral plan, contract, authorization or
arrangement, or any practice, understanding or
undertaking whereby amounts payable under the
compensation plan are dependent upon, or related to,
the profits of the company. The SEC has stated that
compensation plans possess “profit-sharing
characteristics” if a company is obligated to make
payments under the plan
based on the company’s level of income, realized
gains or loss on investments or unrealized
appreciation or depreciation of the company’s
investments. This would include a formulaic annual
cash bonus plan with specific metric weightings and
threshold, target and maximum goals used by many
other companies.
•The terms of our Equity Plan must satisfy certain
conditions imposed by the SEC, and certain changes
to the Equity Plan would require pre-approval by the
SEC. Our Equity Plan is administered pursuant to
specific exemptive orders granted by the SEC. The
1940 Act and our exemptive order limit the terms we
may include in our Equity Plan and limit our ability to
implement certain changes to our Equity Plan without
the SEC’s prior written approval.

Compensation Elements
The NEO compensation program consists of base salary,
annual cash bonus awards, long-term equity incentive
awards and certain other benefits and perquisites. A
description of each compensation element and its purpose
is set forth below.

Base Salary Provides a level of fixed income that is market competitive to allow the Company to retain and attract executive talent
The Compensation Committee believes that base salaries
are fundamental to our compensation program. Base
salaries are established for each NEO to reflect (i) the
scope of the NEO’s industry experience, knowledge and
qualifications, (ii) the NEO’s position and responsibilities and contributions to our business growth and (iii) salary
levels and pay practices of those companies with whom we
compete for executive talent. The Compensation
Committee considers base salary levels at least annually as
part of its review of the performance of NEOs and from time
to time upon a promotion or other change in job
responsibilities. During its review of base salaries for our executives, the Compensation Committee primarily
considers individual performance of the executive, including leadership and execution of strategic initiatives and the
accomplishment of business results for the Company,
market data provided by our compensation consultant, our
NEOs’ total compensation (both individually and relative to
the other NEOs) and for NEOs other than the CEO, the
base salary recommendations of our CEO.
For 2024, the Compensation Committee did not make any
changes to the 2023 base salaries of continuing NEOs.

Annual Cash Bonus Awards Rewards NEOs for individual achievements and contributions to our financial performance and strategic success during the year
Cash bonus awards are discretionary and, if awarded, are
paid on an annual basis following year-end. The
Compensation Committee, together with input from our
CEO, develops a specific bonus pool for each operating
year to be available for the annual cash bonus program.
The amount determined to be available for the cash bonus
program depends on many non-formulaic factors (to comply
with legal restrictions on formulaic criteria) and is designed to motivate our NEOs to achieve financial and non-financial
objectives, consistent with the Company’s operating plan.
The Compensation Committee considers, among other
factors, the total compensation paid to our NEOs and other
employees as a percentage of the Company’s total
revenue, as well as how this ratio compares to that of
companies in the Peer Group.
The Compensation Committee is not legally permitted to
use non-discretionary or formulaic criteria relating to
Company or individual performance to determine bonus
compensation. The Compensation Committee instead
considers overall business performance factors and
individual factors, including CEO feedback, when
determining the size of individual NEO bonuses.
Accordingly, the Compensation Committee has the
discretion to adjust individual cash bonuses to take superior performance into account, should actual Company and
NEO performance exceed expectations. Conversely, if
Company and NEO performance is below expectations, the
Compensation Committee will consider such performance
in determining the NEO’s actual cash bonus.

In evaluating the performance of our NEOs to arrive at cash
bonus awards, the Compensation Committee specifically
compares the Company’s performance and our
stockholders’ returns against the performance and
stockholder returns of other BDCs. In particular, the
Committee considers the Company’s ROE, ROA and AASR
relative to the Peer Group, all of which was among the
highest in the Peer Group in 2024. The Compensation
Committee believes these performance metrics
demonstrate the success of our core business mission of
allocating equity and debt capital efficiently for a high risk-
adjusted return and the related creation of stockholder
value.
When sizing our cash bonus pool and allocating bonus
awards, the total compensation paid to our NEOs and other
employees is also evaluated against the expense ratios of
other BDCs.
Based on the foregoing considerations and analysis, and
after due deliberation, the Compensation Committee
awarded our current NEOs the following annual cash
bonuses with respect to 2024.

Name	2024 Cash Bonus Award ($)
Scott Bluestein	3,500,000
Seth H. Meyer	915,000
Christian Follmann	470,000
Kiersten Zaza Botelho	440,000

Long-Term Equity Incentive Awards
Provides meaningful retention incentives while rewarding
NEOs for individual achievements and contributions to our
success through the alignment with and creation of
stockholder value

Our long-term equity incentive awards are designed to
develop a strong link between NEO compensation and the
Company’s strategic goals and performance, as well as
align the interests of our NEOs and other key employees
with those of our stockholders. The Compensation
Committee strongly believes that annual equity grants
motivate executive performance that is aligned with our
stockholders’ return expectations. RSAs, for example,
receive dividends at the same times and in the same
amounts per Share as our common stockholders.
We make long-term equity incentive awards to our NEOs
pursuant to our Equity Plan, which permits awards of stock
options, RSAs and RSUs that typically vest over three
years and after seven years,
respectively. The Compensation Committee granted RSAs
and RSUs rather than stock option awards to NEOs for
2024 performance.
Grant Practices for NEOs. Annual equity compensation
grants to NEOs have typically been granted in the first
quarter of the year. In January 2024, the Company granted
RSAs following 2023 performance. The Company granted
RSUs in December 2024. January 2025 RSAs reflected the
strong financial performance in 2024, with higher ROAA,
and ROE than the vast majority of the Peer Group.
RSAs. In January 2025, the Compensation Committee
granted RSAs to each of the NEOs. With respect to
determining the amount of the RSAs, the Compensation
Committee assessed each NEO’s individual performance
for 2024, the overall performance of the Company in 2024
and the levels of equity compensation paid by other
companies with whom we compete for executive talent.
Based on this assessment, the Compensation Committee
determined that RSAs be granted to the NEOs with respect
to 2024, in the amounts and on the dates set forth below to
reward them for services performed in 2024 and to retain
their continued services in future years. The RSAs vest
one-third of the Shares underlying the awards on the first
anniversary of the grant date and vest the remaining
Shares in equal quarterly installments over the following
two years.

Name	Grant Date	Restricted Stock Award	Fair Value of Restricted Stock Award($)(1)
Scott Bluestein	1/09/2025	241,742	4,830,005
Seth H. Meyer	1/09/2025	82,583	1,650,008
Christian Follmann	1/09/2025	33,784	675,004
Kiersten Zaza Botelho	1/09/2025	27,528	550,009
(1)Based on the closing stock price per Share of $19.98 on
1/08/2025.
In accordance with applicable compensation disclosure
rules, the foregoing equity awards granted in 2025 in
respect of 2024 performance by our NEOs are being
described above because they are relevant to a complete
understanding of the Company’s overall NEO
compensation program for 2024, but such equity awards
will be formally reported in the 2025 Summary
Compensation Table and related compensation tables to be
contained in the Company’s 2026 annual proxy statement.
Restricted Stock Milestone Award ("RSMA").  In December,
2024, the Board awarded Seth H. Meyer a RSMA in
recognition of his five year anniversary of service to the
Company. The RSMA vests one-third of the Shares
underlying the award on the first anniversary of the grant
date and vest the remaining Shares in equal quarterly
installments over the following two years.

Name	Grant Date	Restricted Stock Milestone Award	Fair Value of Restricted Stock Milestone Award($)(1)
Seth H. Meyer	12/05/2024	132	2,496
(1)Based on the closing stock price per Share of $18.91 on 12/05/2024.
Long Term Restricted Stock Unit (“LTRSUs”). In December
2024, the Compensation Committee granted LTRSUs to
each of the NEOs. The LTRSUs vest on the seven-year
anniversary of the grant date and do not receive dividends
during the seven-year vesting period. The Compensation
Committee believes that LTRSUs should be periodically
awarded to key employees, including our NEOs, to
recognize and retain individuals with exceptional
performance. The LTRSUs vest in full after a seven-year
period to maximize the retentive strength of the award.

Name	Grant Date	Restricted Stock Units	Fair Value of Restricted Stock Units($)(1)
Scott Bluestein	12/05/2024	33,051	303,739
Seth H. Meyer	12/05/2024	10,576	97,193
Christian Follmann	12/05/2024	10,576	97,193
Kiersten Zaza Botelho	12/05/2024	10,576	97,193
(1)The amounts reflect the aggregate grant date fair value of RSUs made to our NEOs during the applicable year computed in
accordance with FASB ASC Topic 718. Further details regarding these awards, the method of valuation and the assumptions
made are set forth in Note 8, “Equity Incentive Plans” to the financial statements in the Company’s Annual Report on Form
10-K for the fiscal year ended December 31, 2024.

Other – Benefits and Perquisites
The NEOs receive only the same benefits and perquisites
as other full-time employees. Our benefits program is
designed to provide competitive benefits and is not based
on performance. The NEOs and other full-time employees
receive health and welfare benefits, including life, long-term and short-term disability, health, dental and vision insurance benefits as well as the opportunity to participate in our
defined contribution 401(k) plan. During 2024, our 401(k)
plan provided for contributions by the Company for up to
$23,000 per full-time employee under the age of 50 and
$30,500 per full time employee over the age of 50.

Clawback Policy for Section 16 Officers
The Board has adopted the Compensation Recoupment
(Clawback) Policy that covers all Section 16 officers, which includes all of the NEOs. The Compensation Recoupment
(Clawback) Policy provides that in the event the Company
is required to prepare an accounting restatement of the
Company’s financial statements due to the Company’s
material non-compliance with any financial reporting
requirement under the federal securities laws (including any correction that is material to the previously issued financial statements, or that would result in a material misstatement
if the error were corrected in the current period or left
uncorrected in the current period), the Company is
authorized to recover from the CEO and other Section 16
executive officers (including the other NEOs) the amount of
incentive-based compensation that exceeds the amount
that otherwise would have been received by any of them
had such amount been determined based on the restated
financial statements. Incentive compensation is defined as
any compensation granted, earned or vested based in
whole or in part on the Company’s attainment of a financial
reporting measure that was received by a covered officer
on or after October 2, 2023 and within the three completed
fiscal years immediately preceding the date that the
Company is required to prepare an accounting restatement
pursuant to this policy. The Company’s Compensation
Recoupment (Clawback) Policy is consistent with the listing
standards established by the NYSE. Further, following a
restatement of our financial statements, we will recover any compensation received by the CEO and chief financial
officer that is required to be recovered by Section 304 of the
Sarbanes-Oxley Act of 2002.

Timing of Equity Compensation
In response to Item 402(x)(1) of Regulation S-K, the
Company has not granted awards of stock options or
similar option-like instruments to its executive officers since
2010. Accordingly, the Company has no specific policy or
practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by the
Company. In the event the Company determines to grant
new awards of such options, the Board will evaluate the
appropriate steps to take in relation to the foregoing.
The Company did not make any grants of stock options to
its executive officers during the fiscal year ended December
31, 2024, and therefore there is nothing to report pursuant
to Item 402(x)(2) of Regulation S-K.

Compensation Committee Report
We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussions with management, we recommend to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement for the 2025 Annual Meeting of Hercules Capital, Inc.
COMPENSATION COMMITTEE MEMBERS
Gayle Crowell, Chair
DeAnne Aguirre
Wade Loo
Nikos Theodosopoulos
The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent specifically incorporated by reference therein.

COMPENSATION TABLES

Executive Compensation Tables

Summary Compensation Table

Name and Principal Occupation	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($) (3)	Option Awards ($)	All Other Compensation ($) (4)	Total ($)
Scott Bluestein	2024	650,000	3,500,000	4,903,742	—	23,000	9,076,742
Chief Executive Officer and	2023	650,000	3,200,000	5,019,494	—	22,500	8,891,994
Chief Investment Officer	2022	650,000	3,000,000	3,700,008	—	20,500	7,370,508
Seth H. Meyer	2024	550,000	915,000	1,749,697	—	30,500	3,245,197
Chief Financial Officer	2023	550,000	835,000	1,625,903	—	30,000	3,040,903
	2022	550,000	875,000	1,274,998	—	27,000	2,726,998
Christian Follmann	2024	300,000	470,000	657,195		23,000	1,450,195
Chief Operating Officer	2023	300,000	425,000	462,343	—	22,500	1,209,843
	2022	260,000	350,000	250,005	—	20,500	880,505
Kiersten Zaza Botelho	2024	300,000	440,000	547,192		23,000	1,310,192
Chief Legal Officer, Chief Compliance Officer and Corporate Secretary(5)	2023	300,000	395,000	366,067	—	22,500	1,083,567
	2022	300,000	300,000	99,993	—	18,000	717,993
(1)Salary column amounts represent base salary compensation received by each NEO for the listed fiscal year.
(2)Bonus column amounts represent the annual cash bonus earned during the fiscal year and awarded and paid out during the first quarter of the following fiscal year.
(3)The amounts reflect the aggregate grant date fair value of RSAs and RSUs made to our NEOs during the applicable year computed in accordance with FASB ASC Topic 718. Further details regarding these awards, the method of valuation and the assumptions made are set forth in Note 8, “Equity Incentive Plans” to the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The grant date fair value of each RSA is measured based on the closing price of our
Shares on the date of grant, or if there is not a closing price of our Shares on the grant date, the date immediately preceding the grant date for which there is a closing price.
(4)All Other Compensation column includes employer matching contributions under our 401(k) plan of (a) $23,000 to Mr. Bluestein,
$30,500 to Mr. Meyer, $23,000 to Mr. Follmann and $23,000 to Ms. Botelho (b) $22,500 to Mr. Bluestein, $30,000 to Mr. Meyer,
$22,500 to Mr. Follmann and $22,500 to Ms. Botelho in 2023 (c) $20,500 to Mr. Bluestein, $27,000 to Mr. Meyer, $20,500 to Mr.
Follmann and $18,000 to Ms. Botelho in 2022. Beginning in 2022, the Company revised its methodology for calculating All Other
Compensation pursuant to the applicable instructions in Item 402(c)(2)(ix) to exclude such distributions and dividend equivalent shares, as the Company believes these distributions and dividend equivalent shares are factored into the grant date fair value shown in the Stock Awards column of the Summary Compensation Table.
(5)In February 2024, Ms. Botelho’s title changed from General Counsel to Chief Legal Officer to reflect her broadened responsibilities.

Grants of Plan Based Awards in 2024
The following table provides information on RSAs and RSUs granted during the fiscal year ended December 31, 2024.
There can be no assurance that the grant date fair market values of these awards will ever be realized. None of our NEOs received awards of non-equity incentive plan compensation for the fiscal year ended December 31, 2024.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units Threshold		Grant Date Fair Value of Stock and Option Awards ($)(3)
Scott Bluestein	01/09/2024	264,368	(1)	4,600,003
	12/05/2024	33,051	(2)	303,739
Seth H. Meyer	01/09/2024	94,828	(1)	1,650,007
	12/05/2024	10,576	(2)	97,193
	12/05/2024	132	(1)	2,496
Christian Follmann	01/09/2024	32,184	(1)	560,002
	12/05/2024	10,576	(2)	97,193
Kiersten Zaza Botelho	01/09/2024	25,862	(1)	449,999
	12/05/2024	10,576	(2)	97,193
(1)RSAs vest as to one-third of the total award on the one-year anniversary of the date of the grant and quarterly over the succeeding
24 months. Dividends will generally be paid with respect to RSAs at the normal (non-preferential) dividend rate and the underlying
Shares are entitled to voting rights beginning on the grant date.
(2)Restricted stock units vest on the seven-year anniversary of the date of grant.
(3)The amounts reflect the aggregate grant date fair value as computed in accordance with FASB ASC Topic 718. Further details regarding these awards, the method of valuation and the assumptions made are set forth in Note 8, “Equity Incentive Plans” to the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Outstanding Equity Awards at Fiscal Year End, December 31, 2024
The following table shows the number of Shares covered or used as references for unvested RSAs and RSUs held by our
NEOs on December 31, 2024. None of our NEOs held any stock options in the Company as of December 31, 2024.

Name	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested ($)		Equity incentive plan awards: number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Scott Bluestein	17,620	(1)	353,986	(9)	—	—
	138,889	(2)	2,790,280	(9)	—	—
	74,983	(3)	1,506,408	(10)	—	—
	39,164	(5)	786,805	(10)	—	—
	264,368	(6)	5,311,153	(9)	—	—
	33,051	(7)	663,995	(10)	—	—
Seth H. Meyer	6,072	(1)	121,986	(9)	—	—
	46,297	(2)	930,107	(9)	—	—
	13,633	(3)	273,887	(10)	—	—
	13,055	(5)	262,275	(10)	—	—
	94,828	(6)	1,905,095	(9)	—	—
	10,576	(7)	212,472	(10)	—	—
	132	(8)	2,652	(9)	—	—
Christian Follmann	1,191	(1)	23,927	(9)	—	—
	11,575	(2)	232,542	(9)	—	—
	8,521	(3)	171,187	(10)	—	—
	9,791	(5)	196,701	(10)	—	—
	32,184	(6)	646,577	(9)	—	—
	10,576	(7)	212,472	(10)	—	—
Kiersten Zaza Botelho	490	(4)	9,844	(9)	—	—
	9,260	(2)	186,033	(9)	—	—
	3,408	(3)	68,467	(10)	—	—
	9,791	(5)	196,701	(10)	—	—
	25,862	(6)	519,568	(9)	—	—
	10,576	(7)	212,472	(10)	—	—
(1)RSAs granted on 01/11/2022 that vest as to one-third of the total award on the one-year anniversary of the date of the grant and quarterly over the succeeding 24 months.
(2)RSAs granted on 01/11/2023 that vest as to one-third of the total award on the one-year anniversary of the date of the grant and quarterly over the succeeding 24 months.
(3)RSUs granted on 02/06/2023 that vest on the seven-year anniversary of the date of the grant.
(4)RSAs granted on 01/10/2022 that vest as to one-third of the total award on the one-year anniversary of the date of the grant and quarterly over the succeeding 24 months.
(5)RSUs granted on 12/07/2023 that vest on the seven-year anniversary of the date of the grant.
(6)RSAs granted on 01/09/2024 that vest as to one-third of the total award on the one-year anniversary of the date of the grant and quarterly over the succeeding 24 months.
(7)RSUs granted on 12/05/2024  that vest on the seven-year anniversary of the date of the grant.
(8)RSAs granted on 12/05/2024 that vest as to one-third of the total award on the one-year anniversary of the date of the grant and quarterly over the succeeding 24 months.
(9)Market value is computed by multiplying the closing market price of the Company’s stock at December 31, 2024 by the number of
Shares.
(10)The amounts reflect the aggregate grant date fair value of RSUs made to our NEOs during the applicable year computed in accordance with FASB ASC Topic 718. Further details regarding these awards, the method of valuation and the assumptions made are set forth in Note 8, “Equity Incentive Plans” to the financial statements in the Company’s Annual Report on Form 10-K for the
fiscal year ended December 31, 2024.

Options Exercised and Stock Vested in 2024
The following table shows the number of Shares acquired during the fiscal year ended December 31, 2024 upon the vesting or settlement of RSAs and RSUs.

	Stock Awards
Name	Number of shares Acquired on Vesting(1)	Value Realized on Vesting ($) (2)
Scott Bluestein	284,626	5,281,846
Seth H. Meyer	95,318	1,769,648
Christian Follmann	22,165	411,084
Kiersten Zaza Botelho	14,920	276,486
(1)Number of Shares acquired upon vesting is before withholding of vesting Shares by the Company to satisfy tax withholding obligations.
(2)Value realized upon vesting is based on the closing market price of the Company's stock on the vesting date.

Potential Payments Upon Termination or Change in Control
Retention Agreement
In October 2017, Mr. Bluestein entered into a retention agreement with the Company. Pursuant to such retention agreement, if (1) his employment is terminated by the Company without cause or by him for good reason, or (2) the Company becomes an externally managed BDC and the new external advisor does not make a written offer of employment to Mr. Bluestein or makes a written offer of employment to him that is not on similar terms to his current employment with the Company
(including, without limitation, authority, responsibilities, base salary, annual bonus opportunity, long term incentive opportunity and retention benefits) and he does not accept such offer then, subject to his execution of a release of claims in favor of the Company, Mr. Bluestein shall be entitled to receive the following benefits: (a) a lump sum payment in an amount equal to 1.75 times the sum of (i) annual base salary and (ii) an amount equal to the three-year average annual bonus actually earned by and paid to Mr. Bluestein for the three full performance periods immediately prior to the termination date;
(b) any unpaid annual bonus earned with respect to a prior performance period and not yet paid as of the date of termination; (c) a pro rata annual bonus with respect to the performance period in which termination of employment occurs;
(d) (x) continued vesting of outstanding equity awards for 1.75 years in the case of a termination not in connection with a change in control of the Company or (y) full vesting of outstanding equity awards in the case of a termination in connection with a change in control of the Company; and (e) reimbursement of the full amount of COBRA premiums for Mr. Bluestein and his eligible dependents for 18 months following termination of employment.
Accelerated Vesting of Equity Awards
Subject to continued vesting or full vesting acceleration under the retention agreement with Mr. Bluestein described above, no unvested awards of restricted stock or long-term restricted stock units will vest if an NEO terminates employment prior to the applicable vesting date. In the event of the death or disability of an NEO or a change in control of the Company, all outstanding and unvested Shares of restricted stock and long-term restricted stock units will vest in full.

The following table provides estimates of the potential payments and benefits each NEO would receive assuming his or her employment was terminated on December 31, 2024. In the event Mr. Bluestein was terminated on such date for cause, no payments and benefits under the retention agreement would become payable.

Name	Benefit	Termination upon death or disability ($)(1)	Upon a change in control ($)(1)	Termination without cause or resignation for good reason prior to a change in control ($)(2)	Termination without cause or resignation for good reason after a change in control ($) (2)
Scott Bluestein	Salary	—	—	1,137,500	1,137,500
	Bonus	—	—	7,654,167	7,654,167
	Other (3)	—	—	82,544	82,544
	Accelerated equity award vesting	11,412,627	11,412,627	7,570,203	11,412,627
	Total	11,412,627	11,412,627	16,444,414	20,286,838
Seth H. Meyer	Accelerated equity award vesting	3,708,473	3,708,473	—	3,708,473
	Total	3,708,473	3,708,473	—	3,708,473
Christian Follmann	Accelerated equity award vesting	1,483,405	1,483,405	—	1,483,405
	Total	1,483,405	1,483,405	—	1,483,405
Kiersten Zaza Botelho	Accelerated equity award vesting	1,193,085	1,193,085	—	1,193,085
	Total	1,193,085	1,193,085	—	1,193,085
(1)In the event of the death or disability of an NEO or a change in control of the Company, all unvested Shares of restricted stock and long-term restricted stock units will vest in full. On December 31, 2024, Messrs. Bluestein, Meyer, Follmann and Ms. Botelho held the following number of outstanding Shares of restricted stock, respectively: 420,877 Shares, 147,329 Shares, 44,950 Shares and
35,612 Shares. On December 31, 2024, Messrs. Bluestein, Meyer, Follmann and Ms. Botelho held the following number of outstanding long-term restricted stock units, respectively: 147,198 RSUs, 37,264 RSUs, 28,888 RSUs and 23,775 RSUs.
(2)Pursuant to the retention agreement entered into by Mr. Bluestein, he shall be entitled to receive certain benefits described above under the section titled “Retention Agreement.” The amounts included in the rows for salary, bonus, other and accelerated equity award vesting are governed by the retention agreement. For purposes of determining the payments and benefits that Mr. Bluestein would be entitled to under the retention agreement, a salary of $650,000, and three-year average annual bonuses of $2,783,333 were used for Mr. Bluestein. With respect to accelerated equity award vesting, on December 31, 2024, Mr. Bluestein held 420,877
Shares of restricted stock, 376,815 shares of which would vest within 1.75 years of December 31, 2024, and Mr. Bluestein held
147,198 long-term restricted stock units, none of which would vest within 1.75 years of December 31, 2024.
(3)Reimbursement of the full amount of COBRA premiums for Mr. Bluestein and his eligible dependents for 18 months following termination of employment, estimated at $4,585.78 per month.

CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall
Street Reform and Consumer Protection Act, and Item
402(u) of Regulation S-K promulgated by the SEC, we are
providing the pay ratio of the annual total compensation of
our CEO compared to the annual total compensation of our
median compensated employee for the year ended
December 31, 2024.
For the year ended December 31, 2024, the annual total
compensation of our “median employee”, whose annual
total compensation was the median of the annual total
compensation of all our employees (other than our CEO)
was $279,999. Mr. Bluestein’s 2024 annual total
compensation for purposes of determining the CEO pay
ratio was $9,076,742. Based on this information, our CEO’s
2024 annual total compensation was approximately 32.4
times that of our “median employee.”
We do not believe that in 2024 there was a change in our
employee population or employee compensation
arrangements that would significantly impact our pay ratio
disclosure and, therefore, in accordance with SEC
regulations, we have elected to use the same median
employee that we identified for the fiscal year ended
December 31, 2023.

Pay vs. Performance
In accordance with the final rule adopted by the SEC in August 2022 implementing Section 953(a) of the Dodd-Frank Act, we are providing the following table that sets forth certain compensation measures for certain of our officers alongside certain performance metrics for the Company and certain of its industry peers:

					Value of Initial $100 Investment:
Year	Summary Compensation Table CEO Total Compensation ($)	Compensation Actually Paid to CEO ($)(1)	Average SCT Non-CEO NEOs Total Compensation ($)	Average Compensation Actually Paid to Non-CEO NEOs ($)(1)	Company TSR ($)	Peer Group TSR ($)(2)	Net Income ($ in thousands)	Return on Equity
2024	9,076,742	12,296,799	2,001,861	2,563,410	250.11	134.35	262,966	17.2%
2023	8,891,994	11,871,291	1,778,104	2,234,447	187.59	128.90	337,484	14.9%
2022	7,370,508	12,508,448	1,441,832	1,354,862	131.26	113.50	102,081	11.6%
2021	7,410,986	11,960,041	1,548,309	1,560,941	145.05	125.26	174,155	11.1%
2020	7,871,404	12,662,414	1,621,547	1,676,816	115.13	91.15	227,261	11.3%
—2022, 2023 and 2024 CEO is Bluestein; non-CEO NEOs are Meyer, Botelho and Follmann
—2021 CEO is Bluestein; non-CEO NEOs are Meyer and Grace
—2020 CEO is Bluestein; non-CEO NEOs are Meyer and Grace
(1)The amounts shown for Compensation Actually Paid (CAP) have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by our CEO or Other NEOs. These amounts reflect the
Summary Compensation Table Total (SCT) with certain adjustments as set forth in the following reconciliation table:

Name	Year	SCT Total ($)	SCT Stock Awards ($)	Fair Value of Stock Awards Granted in the Covered Year ($)	Change in Fair Value of Unvested Stock Awards from Prior Years ($)	Fair Value of Stock Awards Granted and Vested in the Covered Year ($)	Change in Fair Value of Stock Awards from Prior Years that Vested in the Covered Year ($)	Fair Value of Stock Awards Forfeite d ($)	Value of Dividends on Unvested Stock Awards Not Otherwise Reflected in Fair Value ($)	Compensation Actually Paid
PEO	2024	9,076,742	(4,903,742)	6,161,244	1,294,682	-	667,873	-	-	12,296,799
	2023	8,891,994	(5,019,494)	7,102,637	576,741	-	319,413	-	-	11,871,291
	2022	7,370,508	(3,700,008)	3,211,607	(126,779)	-	5,753,121	-	-	12,508,448
	2021	7,410,986	(3,449,995)	4,289,439	2,843,025	-	866,586	-	-	11,960,041
	2020	7,871,404	(3,989,493)	4,454,699	4,439,836	-	(114,033)	-	-	12,662,414
NEO Average	2024	2,001,861	(984,695)	1,232,068	210,493	-	103,683	-	-	2,563,410
	2023	1,778,104	(818,104)	1,149,198	82,349	-	42,900	-	-	2,234,447
	2022	1,441,832	(541,665)	470,981	(20,807)	-	4,521	-	-	1,354,862
	2021	1,548,309	(611,752)	676,676	7,210	-	65,068	(124,571)	-	1,560,941
	2020	1,621,547	(602,500)	672,756	21,233	-	(36,220)	-	-	1,676,816
(2)“Peer Group” TSR is the S&P500 BDC Index
As described above, restrictions imposed by the 1940 Act restrict the Compensation Committee’s ability to use nondiscretionary or formulaic Company performance goals or criteria to determine executive incentive compensation. The
Compensation Committee instead considers several financial performance metrics, along with other factors including operational goals and individual performance criteria, in determining the appropriate compensation for the NEOs. Subject to the foregoing restrictions imposed by the 1940 Act, in the Company’s assessment, the following list of performance measures represent the most important performance measures used to link compensation actually paid to our NEOs, for the most recently completed fiscal year, to Company performance:
•return on equity (ROE);
•total dividends paid to stockholders;
•net realized gain or losses; and
•net unrealized appreciation or depreciation.
Other key metrics considered by the Compensation Committee when determining the appropriate compensation for NEOs include gross and net investment activity, net origination activities, growth and performance of the Company’s registered investment advisory business, maintenance of liquidity and capital flexibility and individual contributions to corporate objectives.
The graph below reflects the relationship between “Compensation Actually Paid” to our CEO and other NEOs and TSR for the Company and the S&P BDC Index:

The graph below reflects the relationship between “Compensation Actually Paid” to our CEO and other NEOs and the
Company Selected Performance Measure of ROE for the Company:

The graph below reflects the relationship between “Compensation Actually Paid” to our CEO and other NEOs and Net
Investment Income:

Independent Director Compensation
Our Compensation Committee has the authority from our Board for the appointment, compensation and oversight over our outside compensation consultant. Our Compensation Committee generally engages a compensation consultant every other year to assist it with its responsibilities related to our director compensation program. The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of our directors during the fiscal year ended December 31, 2024. As an employee director, Mr. Bluestein did not receive any compensation for his service as a director. The compensation Mr. Bluestein received as our CEO is disclosed in the Summary Compensation
Table and elsewhere under the Executive Compensation Tables, above.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	All Other Compensation ($)	Total ($)
Robert P. Badavas	265,000		—	—	265,000
DeAnne Aguirre	205,000	—	—	—	205,000
Gayle Crowell	230,000	59,994	—	—	289,994
Thomas J. Fallon	220,000	59,994	—	—	279,994
Wade Loo	230,000	—	—	—	230,000
Pam Randhawa	205,000		—	—	205,000
Nikos Theodosopoulos	129,167	59,994	—	—	189,161
(1)Messrs. Fallon, Loo, and Theodosopoulos and Mss. Aguirre, Crowell, and Randhawa earned $115,000, $125,000, $100,000,
$100,000, $125,000, and $100,000, respectively, in cash and Messrs. Fallon and Loo and Mss. Aguirre and Crowell elected to receive an additional retainer fee of 5,723, 5,645, 5,660 and 5,790 of Shares, respectively, in lieu of cash with a total value of
$105,000. Ms. Randhawa elected to receive an additional retainer fee of 2,898 of Shares in lieu of cash with a total value of
$52,500.  Mr. Theodosopoulos elected to receive an additional retainer fee of 1,608 of Shares in lieu of cash with a total value of
$29,167.
(2)During 2024, in connection with their re-election to our Board, we granted Messrs. Fallon and Theodospoulos and Ms. Crowell an
RSA for 3,030 Shares. The amounts presented reflect the aggregate grant date fair value of the stock awards, as computed in accordance with FASB ASC Topic 718. Further details regarding these awards, the method of valuation and the assumptions made are set forth in Note 8, “Equity Incentive Plans” to the financial statements in the Company’s Annual Report on Form 10-K for the
fiscal year ended December 31, 2024. The grant date fair value of each RSA is measured based on the closing price of the Shares on the date of grant.
The cash compensation paid to Independent Directors during the fiscal year ended December 31, 2024 consisted of an annual retainer of $100,000, and an additional $60,000 for the Chair of the Board, an additional $25,000 for the Chair of the
Audit Committee and Compensation Committee, and an additional $15,000 for the Chair of the Governance Committee. In
addition, pursuant to Board approval, each year Independent Directors typically receive an additional retainer fee which each Director can elect to receive in cash or Shares. For the fiscal year ended December 31, 2024, each Director received an additional retainer of $105,000 in cash or Shares, as elected by each individual director. In 2024, Messrs. Fallon and Loo and Mss. Aguirre and Crowell elected to receive an additional retainer fee of 5,723, 5,645, 5,660 and 5,790 of Shares in lieu of cash with a total value of $105,000. Ms. Randhawa elected to receive an additional retainer fee of 2,898 of Shares in lieu of cash with a total value of $52,500.  Mr. Theodosopoulos elected to receive an additional retainer fee of 1,608 of Shares in lieu of cash with a total value of $29,167. Directors are also reimbursed for their reasonable out-of-pocket expenses incurred in attending Board meetings.
As of December 31, 2024, Messrs. Badavas, Fallon, Loo and Theodosopoulos and Mss. Crowell, Randhawa and Aguirre
held unvested RSAs in the amount of 2,823, 3,030, 1,505, 3,030, 3,030, 2,823 and 1,693, respectively.

Equity Compensation Plan Information

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options and warrants		(b) Weighted-average exercise price of outstanding options and warrants ($)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders:
2018 Equity Incentive Plan	956,544	(1)	16.64	4,639,677
2018 Non-Employee Director Plan	—		—	245,670
Equity compensation plans not approved by stockholders:	—		—	—
Total	956,544			4,885,347
(1)Represents the number of Shares associated with outstanding options (161,320 Shares) and RSUs (795,224 Shares) under the
2018 Equity Incentive Plan. The number of Shares related to the RSUs are not included in the weighted-average exercise price in column (b).

PROPOSAL 2
ADVISORY PROPOSAL TO APPROVE THE
COMPANY’S NAMED EXECUTIVE OFFICER
COMPENSATION
This Proposal 2 requests an advisory stockholder vote on the compensation of our NEOs, as described in this Proxy
Statement. In addition to this Proposal 2, you should read the Compensation Discussion and Analysis beginning on page 22, including the 2024 Summary Compensation Table on page 32 and the other related tables and narrative discussion contained in this Proxy Statement before voting.
The Board recommends that you vote FOR this Proposal 2.

2025 “Say-on-Pay” Advisory Vote
The Dodd-Frank Act gives stockholders the opportunity to
cast an advisory vote on the compensation of our NEOs.
We ask that you please review the executive compensation
information in this Proxy Statement, including in
Compensation Discussion and Analysis beginning on page
22, and indicate your support for our NEO compensation
program by voting FOR the following resolution:
RESOLVED, that the Company’s stockholders approve, on
an advisory basis, the compensation of the named
executive officers, as disclosed in the Company’s Proxy
Statement for the 2025 Annual Meeting of Stockholders
pursuant to the compensation disclosure rules of the
Securities and Exchange Commission, including the
Compensation Discussion and Analysis, the 2024 Summary
Compensation Table and the other related tables and
narrative discussion contained in this Proxy Statement.

NEO Compensation and 2024 “Say-on-Pay” Advisory Vote
Our NEO compensation program is designed to provide
compensation that is fair, reasonable and competitive in
light of current market practices. Importantly, the program is intended to align NEO compensation with both short- and
long-term corporate and executive performance goals, as
well as stockholders’ interests. The Compensation
Committee regularly reviews our NEO compensation
program against these objectives. We believe the
compensation paid to NEOs in 2024 achieves the goals of
our NEO compensation program and reflects the
Company’s strong financial performance in the same year.
At the 2024 annual meeting of stockholders, the advisory
“say-on-pay” vote received 90.3% approval from
stockholders (based on the number of votes cast). The
Compensation Committee believes this affirms our
stockholders’ support of our approach to executive
compensation. As a result, the Compensation Committee
did not make any significant changes to our NEO
compensation program for 2024.

Key Stockholder Considerations
Advisory Vote Only
The outcome of this vote is advisory only. While the Board
and Compensation Committee value our stockholders’
opinions, the outcome of this vote does not bind or require
the Company, Compensation Committee or Board to take
specific action. To the extent there is any significant vote against the NEO compensation as disclosed in this Proxy
Statement, the Compensation Committee will evaluate
whether any actions are necessary or appropriate to
address stockholder concerns.
Board and Compensation Committee Approval and
Recommendation
The Board and Compensation Committee believe that the
compensation paid to our NEOs is directly aligned with our
executive compensation philosophy, fully supports our
business goals and our operating plan and provides an
appropriate balance between risk and incentives. The
Board and the Compensation Committee recommend that
stockholders vote FOR this Proposal 2 to approve, on an
advisory basis, the compensation of the Company’s NEOs.
Required Stockholder Vote
An affirmative vote of the majority of the votes cast at the
Annual Meeting in person or by proxy is required to approve
this Proposal 2. Abstentions and broker non-votes will not
be counted as votes cast and will have no effect on the
outcome of this Proposal 2. The Proxies intend to vote
proxies received by them in favor of this proposal unless a
choice of “Against” or “Abstain” is specified.

PROPOSAL 3
AUTHORIZATION OF THE COMPANY TO SELL OR
ISSUE SHARES OF ITS COMMON STOCK AT A
PRICE BELOW ITS THEN-CURRENT NAV PER
SHARE, SUBJECT TO THE CONDITIONS SET
FORTH IN THIS PROPOSAL
This Proposal 3 requests stockholder approval to authorize the Company to sell or issue Shares, in one or multiple public or private offerings, at a purchase price below the then-current NAV during the 12-month period expiring on the anniversary of the Annual Meeting, subject to the conditions and stockholder protections described herein. You should carefully read this
Proposal 3 in its entirety, including the section describing the risk of dilution, before voting.
The Board recommends that you vote FOR this Proposal 3.
Key Sections and Definitions

Key Definitions
ATM Program means the Company’s “at-the-market”
program pursuant to which it may sell up to a certain
number of Shares.
Below-NAV Sale means the sale or issuance of Shares, in
one or multiple public or private offerings, at a purchase
price below the then-current NAV during the Period.
Example Offering means the example offering described
on page 49.
Period means the 12-month period expiring on the
anniversary date of the Annual Meeting.
Required Majority of Directors means both a majority of
the Directors who have no financial interest.
in the transaction and a majority of the Independent
Directors. For this purpose, a Director will not be deemed to have a financial interest in the transaction solely because
he or she owns Shares.
Non-Participating Existing Stockholder means an
existing stockholder who does not participate in a Below-
NAV Sale (or who does not buy additional Shares in the
secondary market at the same or lower price as the price of
Shares sold in the Below-NAV Sale, after expenses and
commissions).
Participating Existing Stockholder means an existing
stockholder who participates in a Below-NAV Sale (or who
buys additional Shares in the secondary market at the
same or lower price as the price of Shares sold in the
Below-NAV Sale, after expenses and commissions).

Overview and Conditions of Below-NAV Sales
The Board believes that it is in your best interest for the
Company to have flexibility – especially during periods of
volatility – to conduct Below-NAV Sales in order to access
the capital markets opportunistically, improve capital
resources, add financial flexibility to comply with regulatory requirements and debt facility covenants, and compete

more effectively for high quality investment opportunities,
including acquisitions of other companies or investment
portfolios.
The 1940 Act, however, imposes certain restrictions on the
Company’s ability to raise equity capital. Specifically, the
Company is generally prohibited from selling Shares at a
purchase price that is less than the Company’s then-current
NAV per share unless the Company has obtained
stockholder approval and satisfies certain other conditions
designed to protect stockholders. To illustrate, if the NAV
per share was $10 per share, the Company could not sell
Shares for less than $10 per share unless the Company
had stockholder approval to do so and satisfied certain
other conditions described below.
While the Company has no immediate plans to conduct a
Below-NAV Sale (other than as described below under Key
Stockholder Considerations – ATM Program), we are
seeking stockholder approval now in order to maintain
access to the markets if the Board determines that one or
more Below-NAV Sales is in the best interests of the
Company and its stockholders. Such capital raises typically
must be undertaken quickly and do not afford us the time to
seek stockholder approval on a case-by-case basis.
This Proposal 3 requests your approval to allow the
Company the flexibility to sell or issue Shares, in one or
multiple public or private offerings, at a purchase price
below the then-current NAV during the Period (any such
sales or issuances, “Below-NAV Sales”), subject to
following conditions and stockholder protections:
•The number of Shares sold or issued in Below-NAV
Sale may not exceed 25% of the number of then-
current outstanding Shares.
•The purchase price of each Share sold in a Below-NAV
Sale may not be more than 25% below the then-current
NAV per Share.
•The Board will consider the potential dilutive effect of
any Below-NAV Sale when considering whether to
authorize any such Below-NAV Sale.
•The prospectus or offering memorandum pursuant to
which any Below-NAV Sale is conducted will include a
chart based on the actual number of Shares to be
offered, the purchase price of such Shares and the
actual discount of the purchase price relative to the
most recently determined NAV per Share.
•A Required Majority of Directors must determine that
each Below-NAV Sale is in the best interests of the
Company and its stockholders prior to approving any
such Below-NAV Sale.
•Prior to approving any Below-NAV Sale that will be
conducted as an underwritten offering, a Required
Majority of Directors, in consultation with the
underwriter(s) of the offering, must determine in good
faith, and as of a time immediately prior to the first
solicitation by or on behalf of the Company of firm
commitments to purchase Shares or immediately prior
to the Below-NAV Sale, that the price at which such
Shares are to be sold in the Below-NAV Sale is not
less than a price that closely approximates the market
value of the Shares, less any distributing commission
or discount.
Stockholder approval of this Proposal 3 in no way obligates
or guarantees that the Company will conduct any Below-
NAV Sales during the Period. Instead, stockholder approval
of this Proposal 3 grants the Company the flexibility to
conduct Below-NAV Sales during the Period as long as the
Company complies with the conditions and stockholder
protections described herein.
If this Proposal 3 is approved, no further authorization from the stockholders will be solicited prior to the Company
conducting any Below-NAV Sale in accordance with the
terms described in this Proposal 3, including requisite
Board approval. The Board may determine to conduct
Below-NAV Sales in a registered public offering or in a
private placement either with or without an obligation to
seek to register their resale at the request of the holders.
The Board may also determine to use an underwriter or
placement agent to assist in conducting Below-NAV Sales if
it concludes that doing so would assist in marketing such
Shares on favorable terms.
Because the Company has no immediate plans to conduct
a Below-NAV Sale (other than as described below under
Key Stockholder Considerations – ATM Program), it is not
possible to describe the transaction(s) in which such
Shares would be issued. Instead, the terms of any Below-
NAV Sale, including the nature of the transaction, the
amount of proceeds expected to be received by the
Company as a result of the Below-NAV Sale and the
expected use of any such proceeds, will be reviewed and
approved by the Board prior to the Below-NAV Sale being
conducted.

Reasons to Conduct Below-NAV Sales
There are a number of reasons why it may be in the best
interests of the Company and its stockholders for the
Company to conduct Below-NAV Sales. Certain of these
reasons are described below. However, if this Proposal 3 is
approved, the Board may in the future conclude that
circumstances beyond those detailed below warrant one or
more Below-NAV Sales.
Take Advantage of Investment Opportunities during
Volatile Market Conditions. We believe that opportunities
to invest at attractive risk-adjusted returns may be created during periods of disruption and volatility. These market
conditions may create the opportunity to, among other
things, acquire other companies or investment portfolios at
attractive valuations. In order for the Company to take
advantage of any opportunities created by disruptive and
volatile periods, it must have the flexibility and capital
resources to move swiftly and efficiently. The ability to raise equity capital through Below-NAV Sales is one way the
Company can prepare itself to take advantage of these
market opportunities.

From time to time, global capital markets may experience
periods of disruption and instability. Significant global
events, such as the outbreak of COVID-19, the Russia-
Ukraine conflict, conflict in the Middle East and volatility in the banking system in the United States and elsewhere and
international trade and relations have caused, and continue
to cause, overall economic and financial market instability.
These events have caused periodic disruptions in liquidity
in the debt capital markets, significant write-offs in the
financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major
financial institutions. The availability of cost-effective debt and equity capital for the market and financial services firms was materially diminished. The Company experienced a
reduction of competition during these times as many
financial firms were unable to access capital to invest. In
addition, the common stock of many BDCs during this time
traded at prices below the BDCs’ NAVs. If a BDC in this
position had not previously obtained the approval of its
stockholders to sell common stock at a purchase price
below its NAV, it was hamstrung in its ability to raise equity capital when it may have needed it most.
Having the ability to conduct Below-NAV Sales (subject to
the conditions described in this Proposal 3) can help ensure that the Company is able to take advantage of investment
opportunities created by resulting market dislocation, even
during periods of liquidity and credit market disruption.
Preserve RIC Status while Funding Investments
Opportunistically. In order to continue to qualify as a RIC
and achieve pass-through tax treatment, the Company
generally must distribute substantially all of its earnings to stockholders as distributions. This requirement prevents the
Company from retaining meaningful amounts of earnings to
support operations, including making investments into new
or existing portfolio companies. It is therefore important for the Company to maintain consistent access to capital
through the debt and equity markets in order to take
advantage of investment opportunities as they arise.
Maintain a Favorable Debt-to-Equity Ratio. The 1940 Act
and certain of the Company’s debt facilities require the
Company to maintain a maximum 2:1 debt to equity ratio.
Exceeding this ratio can result in severely negative
consequences for the Company, including the inability to
pay stockholder distributions, breaching of debt covenants
and failure to qualify as a RIC. The Company does not
expect to exceed the debt-to-equity ratio through an
increase in debt. However, market conditions or events
beyond the Company’s control could cause stockholders’
equity value to decline in such a way that results in a debt-
to-equity ratio that exceeds the 2:1 limit. For example,
market volatility could cause the valuation of a portfolio
company to decline, the Company to sustain unrealized
losses with respect to that portfolio company and
stockholder equity to decrease in proportion to the
Company’s outstanding debt.
Issuing additional equity in this or a similar situation would allow the Company to realign its debt-to-equity ratio and
potentially avoid negative consequences. Creating a more
favorable debt-to-equity ratio will generally also strengthen the Company’s balance sheet, potentially improving the
Company’s access to debt capital markets and providing
even more flexibility for the Company to execute its
business strategy.
Avoid Less Favorable Methods of Capital Raising. If the
Company has the ability to conduct Below-NAV Sales, it
may not need to raise capital through less favorable means.
In a volatile economic market, the Company’s options for
raising capital may be limited. If the Company conducts
asset sales during these times, it may need to sell assets
that it would not otherwise sell and at times and prices that are disadvantageous to the Company and stockholders.
During volatile times, debt capital, if available at all, may be more costly to raise than equity capital and may come with
less favorable terms and conditions that it would in a stable economic market. The ability to raise equity capital through
Below-NAV Sales provides the Company with an additional
capital raising option when such options are already limited.

Key Stockholder Considerations
Risk of Dilution
Stockholders will have no subscription, preferential or
preemptive rights to additional Shares proposed to be
authorized for issuance pursuant to this Proposal 3 and
therefore any future issuance of Shares in a Below-NAV
Sale will dilute such stockholders’ holdings of Shares as a
percentage of Shares outstanding to the extent such
stockholders do not purchase sufficient shares of Shares in
the Below-NAV Sale or otherwise to maintain their
percentage interest. See Dilutive Effect of a Below-NAV
Sale on Stockholders, below.
ATM Program
As previously disclosed to stockholders, the Company may
sell up to a certain number of Shares in an “at-the-market”
program (the “ATM Program”). If Proposal 3 is approved by
stockholders and the Board determines that it is in the
Company’s and its stockholders’ best interest for Below-
NAV Sales to be conducted as part of the ATM Program,
the Company will take appropriate steps to effect such
Below-NAV Sales, including, as necessary or appropriate,
amending public disclosures relating to the ATM Program.
Board Approval and Recommendation
The Board believes that it is in your best interest for the
Company to have flexibility – especially during periods of
volatility – to conduct Below-NAV Sales in order to access
the capital markets opportunistically, improve capital
resources, add financial flexibility to comply with regulatory requirements and debt facility covenants, and compete
more effectively for high quality investment opportunities,
including acquisitions of other companies or investment
portfolios.

The Board recommends that stockholders vote FOR this
Proposal 3 to authorize the Company to conduct Below-
NAV Sales, subject to the conditions and stockholder
protections described herein.
Required Stockholder Vote
The affirmative vote of holders of at least a “majority of
outstanding shares” (as defined in the 1940 Act) of (i) the
Shares and (ii) the Shares held by persons that are not
affiliated persons of the Company, is required to approve
this proposal. Under the 1940 Act, the vote of holders of a
“majority of outstanding shares” means the vote of the
holders of the lesser of (a) 67% or more of the outstanding
Shares present or represented by proxy at the Annual
Meeting if the holders of more than 50% of the Shares are
present or represented by proxy or (b) more than 50% of
the outstanding Shares. Abstentions and broker non-votes,
if any, will have the effect of a vote against this Proposal 3.
The Proxies intend to vote proxies received by them FOR
this Proposal 3 unless a choice of “Against” or “Abstain” is specified.

Dilutive Effect of a Below-NAV Sale on Stockholders
The following three sections and Tables 3.1 and 3.2 explain
and provide hypothetical examples of the impact of a
Below-NAV Sale conducted by way of a public offering
described below (the “Example Offering”) on Non-
Participating Existing Stockholders and Participating
Existing Stockholders. These examples are provided for
illustrative purposes only. It is not possible to predict the level of market price decline that may occur during any
Below-NAV Sale.
A Below-NAV Sale conducted by way of a private
placement of Shares would have an impact substantially
similar to the impact described below under Impact on Non-
Participating Existing Stockholders.
Regardless of level of participation, all stockholders
(including those who become stockholders by acquiring
Shares in a Below-NAV Sale) will be subject to the risk that the Company may make Below-NAV Sales in which they do
not participate to some or any degree. Any stockholder that
does not purchase any Shares in any sale by the Company
of its Shares (regardless of whether the Shares are sold at, above or below NAV) will decrease their percentage interest
in the Company and experience the dilution described
below. All stockholders may also experience a decline in the market price of the Shares they own, which often reflects
announced or potential increases and decreases in the
Company’s NAV. This decrease could be more pronounced
as the size of any Below-NAV Sale and level of purchase
price discount from NAV increases.

Impact of a Below-NAV Sale on Non-Participating Existing Stockholders
Non-Participating Existing Stockholders face the greatest
potential risks. Non-Participating Existing Stockholders will experience an immediate dilution in the NAV of the Shares
they own and will experience a disproportionately greater
decrease in their participation in the Company’s earnings
and assets and stockholder voting power as related to the
increase the Company will experience in its assets,
potential earning power and voting interests as a result of
the Shares sold in a Below-NAV Sale.
Table 3.1 illustrates the level of dilution experienced by a
Non-Participating Existing Stockholder who owns 30,000
Shares (or 1.0% of Shares outstanding) prior to an Example
Offering in which the Company sells a number of Shares
equal to 5%, 10%, 20% and 25% of Shares outstanding,
respectively, at a purchase price per Share equal to a 5%,
10%, 20% or 25% discount from NAV per Share,
respectively.

Impact of a Below-NAV Sale Participating Existing Stockholders
Participating Existing Stockholders will generally experience the same types of NAV dilution as Non-Participating
Existing Stockholders, although to a lesser degree
depending on the number of Shares a Participating Existing
Stockholder purchases in or concurrently with the Below-
NAV Sale. The amount of dilution a Participating Existing
Stockholder will experience is inversely proportional to the number of Shares purchased in a Below-NAV Sale. This
means that if a Participating Existing Stockholder
purchases at least the same percentage of Shares offered
in the Below-NAV Sale as the percentage of Shares such
stockholder owns prior to the Below-NAV Sale, the
stockholder should not experience dilution because the
stockholder’s overall percentage ownership in the Company
will not change as a result of the Below-NAV Sale. If a
stockholder purchases less than his or her proportionate
percentage in a Below-NAV Sale, the stockholder will
experience dilution in the NAV of the Shares owned and will
experience a disproportionately greater decrease in his or
her participation in the Company’s earnings and assets and
stockholder voting power as related to the increase the
Company will experience in its assets, potential earning
power and voting interests as a result of the Shares sold in a Below-NAV Sale.
By contrast, if a stockholder purchases more than his or her proportionate percentage of Shares offered in a Below-NAV
Sale, the stockholder will generally experience accretion in
NAV over his or her investment per Share and will
experience a disproportionately greater increase in his or
her participation in the Company’s earnings and assets and
stockholder voting power as related to the increase the
Company will experience in its assets, potential earning
power and voting interests as a result of the Shares sold in a Below-NAV Sale. The level of accretion in NAV will
increase as the excess number of Shares purchased by the
stockholder increases.
Table 3.2 illustrates the level of dilution and accretion
experienced by a Participating Existing Stockholder who
owns 30,000 Shares (or 1.0% of Shares outstanding) prior
to an Example Offering in which the Company sells a
number of Shares equal to 20% of its outstanding Shares at
a purchase price equal to a 20% discount from NAV per
Share. The table shows the impact on the stockholder if he
or she acquires (i) 3,000 Shares (or 50% of his or her
proportionate percentage of the Example Offering) and (ii)
9,000 Shares (or 150% of his or her proportionate
percentage of the Example Offering).

Trading History of the Shares
Table 3.3 sets forth, for each fiscal quarter during the last three fiscal years and the first quarter of the current fiscal year, the Company’s NAV, the range of high and low closing
sales prices of the Shares as reported on the NYSE and the
closing sales price as a premium (or discount) to NAV. On
April 17, 2025, the last reported closing sales price of the
Shares on the NYSE was $17.54 per Share, which
represented a premium of approximately 50.4% to the NAV
reported by the Company as of December 31, 2024.

Tables
In Tables 3.1 and 3.2, the Example Offering assumes that the Company has 3,000,000 Shares outstanding, $40,000,000 in total assets and $10,000,000 in total liabilities. The current NAV and NAV per Share are therefore $30,000,000 and $10.00, respectively.

Table 3.1 (Impact of Example Offering on Non-Participating Existing Stockholders)

	Prior to Sale Below NAV	Example 1		Example 2		Example 3		Example 4
		5% Offering at 5% Discount		10% Offering at 10% Discount		20% Offering at 20% Discount		25% Offering at 25% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)		$10.00	—	$9.47	—	$8.42	—	$7.89	—
Net Proceeds per Share to Issuer		$9.50	—	$9.00	—	$8.00	—	$7.50	—
Decrease to Net Asset Value
Total Shares Outstanding	3,000,000	3,150,000	5.00%	3,300,000	10.00%	3,600,000	20.00%	3,750,000	25.00%
Net Asset Value per Share $	$10.00	$9.98	-0.20%	$9.91	-0.90%	$9.67	-3.30%	$9.50	-5.00%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	30,000	30,000	0.00%	30,000	0.00%	30,000	0.00%	30,000	0.00%
Percentage Held by Stockholder A	1.00%	0.95%	-4.76%	0.91%	-9.09%	0.83%	-16.67%	0.80%	-20.00%
Total Net Asset Value Held by Stockholder A	$300,000	$299,400	-0.20%	$297,300	-0.90%	$290,100	-3.30%	$285,000	-5.00%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$300,000	$300,000		$300,000		$300,000		$300,000
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)		$(600)		$(2,700)		$(9,900)		$(15,000)
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	0.00%	$10.00	0.00%	$10.00	0.00%	$10.00	0.00%
Net Asset Value per Share Held by Stockholder A		$9.98		$9.91		$9.67		$9.50
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.02)		$(0.09)		$(0.33)		$(0.50)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			-0.20%		-0.90%		-3.30%		-5.00%
(1)Assumes 5% in selling compensation and expenses paid by Company.

Table 3.2 (Impact of Example Offering on Participating Existing Stockholders)

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public (1)		$8.42		$8.42
Net Proceeds per Share to Issuer		$8.00		$8.00
Decrease/Increase to Net Asset Value
Total Shares Outstanding	3,000,000	3,600,000	20.00%	3,600,000	20.00%
Net Asset Value per Share	$10.00	$9.67	-3.33%	$9.67	-3.33%
Dilution/Accretion to Participating Stockholder Shales Held by Stockholder A
Shares Held by Stockholder A	30,000	33,000	10.00%	39,000	30.00%
Percentage Held by Stockholder A	1.00%	0.92%	-8.33%	1.08%	8.33%
Total Net Asset Value Held by Stockholder A	$300,000	$319,000	6.33%	$377,000	25.67%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share on Shares Held Prior to Sale)		$325,260		$375,780
Total Dilution/Accretion to Stockholder A (Total Net Asset Value Less Total Investment)		$(6,260)		$1,220
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.86	-1.44%	$9.64	-3.65%
Net Asset Value per Share Held by Stockholder A		$9.67		$9.67
Dilution/Accretion per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.19)		$0.03
Percentage Dilution/Accretion to Stockholder A (Dilution/ Accretion per Share Divided by Investment per Share)			-1.92%		0.32%
(1)Assumes 5% in selling compensation and expenses paid by the Company.

Table 3.3 (Trading History of the Shares)

		Price Range
	NAV(1)	High	Low	High Sales Price Premium (Discount) to NAV(2)	Low Sales Price Premium (Discount) to NAV(2)
2022
First quarter	$10.82	$18.23	$16.65	68.5%	53.0%
Second quarter	$10.43	$18.91	$12.82	81.3%	22.9%
Third quarter	$10.47	$16.13	$11.45	54.1%	9.4%
Fourth quarter	$10.53	$14.92	$11.59	41.7%	10.1%
2023
First quarter	$10.82	$16.24	$11.56	50.1%	6.8%
Second quarter	$10.96	$15.08	$12.38	37.6%	13.0%
Third quarter	$10.93	$18.02	$14.86	64.9%	36.0%
Fourth quarter	$11.43	$16.93	$15.09	48.2%	32.1%
2024
First quarter	$11.63	$18.77	$16.67	61.4%	43.3%
Second quarter	$11.43	$19.92	$17.07	74.3%	49.3%
Third quarter	$11.40	$21.67	$17.71	90.1%	55.4%
Fourth quarter	$11.66	$20.22	$18.53	73.4%	58.9%
2025
First quarter	$*	$22.04	$17.93	*	*
Second quarter (through April 17, 2025)	$*	$19.10	$16.24	*	*
(1)NAV is determined as of the last day in the relevant quarter and therefore may not reflect NAV on the date of the high and low closing sales prices. The NAVs shown are based on outstanding Shares at the end of the relevant quarter.
(2)Calculated as the respective high or low closing sales price less NAV, divided by NAV (in each case as of the applicable quarter).
*NAV has not yet been calculated for the period.

PROPOSAL 4
RATIFICATION OF SELECTION OF INDEPENDENT
PUBLIC ACCOUNTANT FOR THE FISCAL YEAR
ENDING DECEMBER 31, 2025
This Proposal 4 requests stockholder ratification of the Audit Committee’s and the Independent Directors’ selection of
PricewaterhouseCoopers LLP to serve as the Company’s independent public accountant for the fiscal year ending
December 31, 2025. You should carefully read this Proposal 4 in its entirety before voting.
The Board recommends that you vote FOR this Proposal 4.
Key Sections

Background
The Company’s Audit Committee and the Independent Directors have selected PwC to serve as the Company’s independent public accountant for the fiscal year ending December 31, 2025. This selection is subject to the ratification or rejection by stockholders.

Key Stockholder Considerations
Auditor Independence and Engagement
During the two most recent fiscal years, neither the
Company nor any person on its behalf has consulted with
PwC with respect to either (i) the application of accounting principles to a specified transaction, either completed or
proposed, or the type of audit opinion that might be
rendered on our consolidated financial statements or (ii)
any matter that was either the subject of a “disagreement”
or a “reportable event” as such terms are described in Items
304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K under the Exchange Act.
PwC has advised us that neither the firm nor any present
member or associate of it has any material financial
interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of PwC will be present at
the Annual Meeting, will have an opportunity to make a
statement if he or she chooses and will be available to
answer questions.
Stockholders should review the below sections entitled
Principal Accountant Fees and Services and Pre-Approval
Policy, as well as the Audit Committee Report included in
this Proxy Statement, when considering how to vote on this
Proposal 4.
Board Approval and Recommendation
The Board believes that it is in your best interest for PwC to serve as the Company’s independent public accountant for
the fiscal year ending December 31, 2025. The Board
recommends that stockholders vote FOR this Proposal 4.
Required Stockholder Vote
An affirmative vote of the majority of the votes cast at the
Annual Meeting in person or by proxy is required to approve
this Proposal 4. Abstentions will not be counted as votes
cast and will have no effect on the outcome of this Proposal
4. The Proxies intend to vote proxies received by them in
favor of this proposal unless a choice of “Against” or
“Abstain” is specified.
This Proposal 4 is a routine matter. As a result, if you
beneficially own your Shares and you do not provide your
broker, bank or nominee with voting instructions, then your
broker, bank or nominee will be able to vote your Shares
with respect to this Proposal 4 on your behalf.

Principal Accountant Fees and Services
Table 4.1 sets forth the aggregate fees charged to us by
PwC, as our independent public accountant, for work
attributable to the 2024 and 2023 audit, tax and other
services described below.
Audit Fees. Audit fees include fees for services that
normally would be provided by the accountant in connection
with statutory and regulatory filings or engagements and
that generally only the independent accountant can provide.
In addition to fees for the audit of our annual financial
statements, the audit of the effectiveness of our internal
control over financial reporting and the review of our
quarterly financial statements in accordance with generally
accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance
with and review of documents filed with the SEC.
Audit-Related Fees. Audit related fees are assurance
related services that traditionally are performed by the
independent accountant, such as attest services that are
not required by statute or regulation.
Tax Fees. Tax fees in fiscal years 2024 and 2023 include
professional fees for tax compliance and tax advice.
All Other Fees. Fees for other services would include fees
for products and services other than the services reported
above. Our Audit Committee has considered the
compatibility of non-audit services with the auditor’s
independence.
Aggregate Other Fees. The aggregate non-audit fees,
comprising Tax Fees and All Other Fees below, billed by our
independent public accountant for the fiscal years ended
December 31, 2024 and 2023 were $0.1 million and $0.1
million, respectively.
Table 4.1

	Fiscal Year Ended (in millions)
	2024	2023
Audit Fees	$1.7	$1.4
Audit-Related Fees	—	0.2
Tax Fees	0.1	0.1
All Other Fees	—	—
Total Fees:	$1.8	$1.7

Pre-Approval Policy
All services rendered by PwC were permissible under
applicable laws and regulations and were pre-approved by
the Audit Committee for 2024 and 2023, as applicable, in
accordance with its pre-approval policy. The Audit
Committee has established a policy regarding the pre-
approval of all audit and permissible non-audit services
provided by our independent auditors. The policy requires
the Audit Committee to approve each audit or non-audit
engagement or accounting project involving the
independent auditors and the related fees, prior to the
commencement of the engagement or project to make
certain that the provision of such
services does not adversely affect the firm’s independence.
Approval of such engagement is provided at regularly
scheduled meetings of the Audit Committee. However, the
Audit Committee may delegate pre-approval authority to the
Audit Committee or any of the Audit Committee members
who is an Independent Director, so long as the estimated
fee for the particular service for which pre-approval is
sought does not exceed $100,000. Our Audit Committee
does not delegate its responsibilities to pre-approve
services performed by the independent public accountant to
management.

Audit Committee Report
Management is responsible for our internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of our financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. Our Audit Committee’s responsibility is to monitor and oversee these processes. Our Audit Committee is also directly responsible for the appointment, compensation and oversight of our independent registered public accounting firm.
We have reviewed and discussed with management and PwC our audited financial statements. Management has represented to our Audit Committee that our financial statements were prepared in accordance with accounting principles generally accepted in the United States.
We discussed with PwC the overall scope and plan for their audit. We met with PwC with and without management present, to discuss the results of its examination, its evaluation of the Company’s internal controls, and the overall quality of our financial reporting.
We have reviewed and discussed with PwC matters required to be discussed pursuant to the PCAOB Auditing Standard
1301 “Communications with Audit Committees” and Rule 2-07 of Regulation S-X, “Communications with Audit Committees.”
We have received from PwC the written disclosures and letter required by the applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence. We have discussed with PwC matters relating to its independence, including a review of both audit and non-audit fees, and considered the compatibility of non-audit services with PwC’s independence.
Conclusion
Based on our Audit Committee’s review and discussions referred to above, our Audit Committee recommended that our
Board include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the Securities and Exchange Commission.
AUDIT COMMITTEE MEMBERS
Wade Loo, Chair
Robert P. Badavas
Pam Randhawa
Nikos Theodosopoulos
The Audit Committee Report does not constitute soliciting material and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

STOCKHOLDER PROPOSALS
A stockholder who intends to present a proposal at the
Company’s 2026 annual meeting of stockholders pursuant
to Rule 14a-8 under the Exchange Act must ensure that
notice of such proposal is received at the Company’s
principal executive office at 1 North B Street, Suite 2000,
San Mateo, California 94401 on or before December 25,
2025, and that such proposal complies with all applicable
requirements of Rule 14a-8. The submission of a proposal
does not guarantee its inclusion in the Company’s 2026
proxy statement or presentation at the 2026 annual meeting
of stockholders.
In addition, any stockholder who intends to propose a
nominee to the Board or propose any other business to be
considered by the stockholders at the Company’s 2026
annual meeting (other than a stockholder proposal to be
included in the Company’s proxy materials pursuant to Rule
14a-8) must comply with the advance notice provisions and
other requirements of our Amended and Restated Bylaws, a
copy of which is on file with the SEC and may be obtained
from the Company’s Corporate Secretary upon request.
Any such proposals must be sent to the Corporate
Secretary at Hercules Capital, Inc., 1 North B Street,
Suite 2000, San Mateo, California 94401.
The advance notice provisions of our Amended and
Restated Bylaws require that nominations of persons for
election to the Board and proposals of other business to be
considered by the stockholders at the 2026 annual meeting
must be made in writing and submitted to our Corporate
Secretary at the address above no earlier than November
25, 2025 and no later than December 25, 2025 and must
otherwise be a proper matter for action by the stockholders.
Any stockholder seeking to submit a proposal should review
the Company’s Amended and Restated Bylaws, which
contain additional requirements about advance notice of
stockholder proposals and director nominations, including
but not limited to the different notice submission date
requirements in the event that the date of the 2026 annual
meeting is more than 30 days before or after June 18,
2026. The above procedures and requirements are only a
summary of the provisions in the Amended and Restated
Bylaws regarding stockholder nominations of directors and
proposals of business to be considered by stockholders.
Please refer to the Amended and Restated Bylaws for more
information on stockholder proposal requirements.
By Order of the Board,
Kiersten Zaza Botelho
Corporate Secretary

QUESTIONS AND ANSWERS
We have provided answers to certain frequently asked questions below. If you have any further questions about how to authorize a proxy to cast your vote, the Annual Meeting or about this Proxy Statement generally, please contact Michael
Hara, Managing Director of Investor Relations and Corporate Communications, at (650) 433-5578 or mhara@htgc.com or
Kiersten Zaza Botelho, Corporate Secretary, at (617) 314-9973 or kbotelho@htgc.com.

1. Why did I receive this Proxy Statement?
You received this Proxy Statement because you owned
Shares of Hercules Capital, Inc., a publicly-traded, internally managed BDC, as of the close of business on April 17,
2025. The Company is required to hold an annual meeting
of its stockholders and provide you, our stockholder, with
information about the meeting and the proposals we are
asking you to vote on at the meeting. This Proxy Statement
relates to our Annual Meeting, which will be held virtually on
June 18, 2025 at 9:00 a.m., Eastern Time at the website
address located on the Notice of 2025 Annual Meeting.
Throughout the Proxy Statement, you will find information
about the 4 proposals we are asking you to vote on at the
Annual Meeting.

2. How do I vote?
Included with this Proxy Statement is either a separate
proxy card or voter instruction form that contains the
information you need to cast your vote by mail, phone or
online. Additional information on how to vote is located on
page 1 of this Proxy Statement. If you received more than
one proxy card, it means your Shares are registered in
more than one name or are registered in different accounts.
Please be sure to vote using every proxy card you receive
in order to make sure all of your Shares are voted. Each
Share that you owned as of the close of business on April
17, 2025 entitles you to one vote on each of the 4 proposals to be voted on at the Annual Meeting. As of April 17, 2025,
there were 175,420,455 Shares outstanding. If any other
matters are presented at the Annual Meeting, the persons
named in the proxy card as proxy holders are authorized to
vote on the additional matters as they may determine.

3. What happens if I do nothing (aka choose not to vote)?
Your vote is significant. If many stockholders choose not
to vote, the Company might not receive enough votes to
reach quorum and conduct the required Annual Meeting. If
that appears likely to happen, the Company may have to
send additional mailings to stockholders to try to get more
votes—a process that costs more money for the Company
and thus for you as a stockholder.
We cannot conduct any business at the Annual Meeting
unless a quorum of stockholders is present at the meeting
– meaning generally that stockholders who collectively hold
a majority of our outstanding Shares have voted or
authorized a proxy to vote on their behalf. Abstentions and
broker non-votes (see Question 7, below) will be treated as
Shares present for determining whether we have a quorum.
If we do not have a quorum, the chairman of the Annual
Meeting may adjourn the meeting to a later date to allow
additional time for stockholders to vote.
If we receive enough votes to reach quorum, but you have
not voted or authorized a proxy to vote your Shares, your
Shares generally will not be voted at the Annual Meeting. If you hold your Shares in “street name” (meaning you hold
your Shares in a bank or brokerage account or with another
nominee), your Shares may be voted on your behalf on
Proposal 4 but not on any of the other proposals.

4. May I change my vote or revoke my proxy?
If you are a registered stockholder, you may revoke or
change your proxy at any time before the Annual Meeting
by notifying the Corporate Secretary in writing at the
address on page 10 of this Proxy Statement, returning a
signed proxy with a later date, submitting an electronic
proxy as of a later date or by virtually attending and voting at the Annual Meeting. Just attending the Annual Meeting,
without any other action, will not revoke a previously-
submitted proxy. If your Shares are held in “street name,”
you will need to contact the bank, broker or other nominee
with which you hold your Shares for instructions on how to
change your vote.

5. What is householding?
If you hold Shares in “street name,” the banks, broker or
other nominee with whom you hold your Shares may be
“householding” our Proxy Statements, annual reports and
related materials. “Householding” means that only one copy
of these documents is sent to multiple stockholders living in the same household. If you would like to receive your own
set of our Proxy Statements, annual reports and related
materials, or if you share an address with another Hercules
stockholder and you both would like to receive only a single set of these documents, please contact your bank, broker
or other nominee.

6. What is the vote required for each proposal?
Please see page ii of this Proxy Statement for the vote
required for each proposal to pass.

7. What are abstentions and “broker non-votes”?
An abstention represents action by a stockholder to refrain
from voting “for” or “against” a proposal. “Broker non-votes”
represent votes that are not cast on a non-routine matter by a broker that is present (in person or by proxy) at the
meeting because the Shares entitled to cast the votes are
held in street name, the broker lacks discretionary authority to vote the Shares and the broker has not received voting
instructions from the beneficial owner.

8. Who is paying for the costs of soliciting these proxies?
The Company is paying all of the costs associated with the
Annual Meeting, including the preparation, assembly,
printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders.
The Company may solicit votes by phone, fax or other
electronic means of communication, or in person. We have
has also retained Broadridge Financial Services Inc. to

assist in the solicitation of proxies for estimated fees of
$92,000 plus out-of-pocket expenses.

9. Do stockholders have dissenters’ or appraisal rights?
Stockholders have no dissenters’ or appraisal rights in connection with any of the proposals described herein.
10. How do I find out the results of the voting at the annual meeting?
Preliminary voting results will be announced live at the
Annual Meeting. Final voting results will be published on a
Form 8-K that is filed with the SEC shortly after the Annual
Meeting.

HERCULES CAPITAL, INC.
1 NORTH B STREET
SUITE 2000
SAN MATEO, CA 94401
ATTN. KIERSTEN ZAZA BOTELHO

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/HTGC2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V72907-P28517

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HERCULES CAPITAL, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of three Directors

Nominees:	For	Against	Abstain
1a. Scott Bluestein	☐	☐	☐
1b. Wade Loo	☐	☐	☐
1c. DeAnne Aguirre	☐	☐	☐

NOTE: All such other business as may properly come before the meeting will be transacted or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V72908-P28517

HERCULES CAPITAL, INC.
Virtual Annual Meeting of Stockholders
June 18, 2025
This proxy is solicited by the Board of Directors.

The stockholder(s) hereby appoint(s) Scott Bluestein and Kiersten Zaza Botelho, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of HERCULES CAPITAL, INC. that the stockholder(s) is/are entitled to vote at the Virtual Annual Meeting of Stockholders to be held at 9:00 a.m., ET on June 18, 2025, at www.virtualshareholdermeeting.com/HTGC2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side